                                                                    EXHIBIT 4(e)

                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (this "Security Agreement") is entered into as of March 10, 1999, among FRUIT OF THE LOOM, INC., a Delaware corporation ("Fruit of the Loom"), Fruit of the Loom, Ltd., a Cayman Islands company (the "Parent") and certain Subsidiaries of Fruit of the Loom as set forth on the signature pages hereto and as may from time to time become a party hereto (together with Fruit of the Loom and the Parent, individually an "Obligor," and collectively the "Obligors") and NATIONSBANK, N.A., in its capacity as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined below).


                                    RECITALS

         WHEREAS, pursuant to that certain Credit Agreement dated as of September 19, 1997 (as amended, modified, extended, renewed or replaced from time to time and to which the Parent, by execution of a joinder agreement dated as of March 10, 1999, has been added as a guarantor, the "Fruit of the Loom Agreement") among Fruit of the Loom as borrower, the guarantors thereunder, the lenders party thereto (the "Fruit of the Loom Lenders") and the Collateral Agent, the Fruit of the Loom Lenders agreed to extend credit to Fruit of the Loom upon the terms and subject to the conditions set forth therein; and

         WHEREAS, pursuant to (a) that certain Indenture dated March 15, 1981 evidencing 7% Debentures issued by Northwest Industries, Inc. (predecessor in interest to Fruit of the Loom) due March 15, 2011 in the original face amount of $125,000,000, (b) that certain Indenture dated November 30, 1993 evidencing 6 1/2% Notes due 2003 issued by Fruit of the Loom in the original face amount of $150,000,000 and (c) that certain Indenture dated November 30, 1993 evidencing 7 3/8% Debentures due 2023 issued by Fruit of the Loom in the original face amount of $150,000,000 (collectively, the "Senior Note Indentures"), the holders of the Senior Note Indentures (collectively, the "Noteholders") extended credit to Fruit of the Loom upon the terms and subject to the conditions set forth therein; and

         WHEREAS, pursuant to that certain Credit Agreement to be entered into as of March 24, 1999 (as amended, modified, extended, renewed or replaced from time to time, the "Farley Agreement") among William Farley as borrower, NationsBank, N.A. as administrative agent, Credit Suisse First Boston as syndication agent and the lenders party thereto (the "Farley Lenders"), the Farley Lenders are agreeing to extend credit to William Farley provided, among other conditions, that Fruit of the Loom, certain of its Subsidiaries and the Parent execute that certain Guaranty of Payment (the "Farley Guaranty") to be entered into as of March 24, 1999 in favor of NationsBank, N.A. as Administrative Agent for the Farley Lenders, for the benefit of William Farley; and

         WHEREAS, pursuant to the terms of the Fruit of the Loom Agreement, the Senior Note Indentures and the Farley Guaranty, the Obligors are obligated to secure their obligations to the Fruit of the Loom Lenders, the Noteholders and the Farley Lenders, respectively, in accordance with the terms of this Security Agreement; and

         WHEREAS, NationsBank, N.A. is acting as collateral agent for the Secured Parties pursuant to the terms of this Security Agreement.

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.       Definitions.

         (a) Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Fruit of the Loom Agreement or, if the context so requires, in the respective Senior Credit Documents, and the following terms which are defined in the Uniform Commercial Code in effect in the State of North Carolina on the date hereof (the "UCC") are used herein as so defined: Chattel Paper, Deposit Accounts, Documents, Equipment, Farm Products, Fixtures, General Intangibles, Instruments, Inventory, Investment Property and Proceeds.

         (b) In addition, the following terms shall have the following meanings:

         "Accounts" has the meaning accorded such term in the UCC, except that such term as used herein shall not include those Accounts that are Receivables Facility Assets (as defined in the Fruit of the Loom Agreement).

         "Bank Credit Documents" means, collectively, the Credit Documents as defined in the Fruit of the Loom Agreement and the Credit Documents (including, without limitation, the Farley Guaranty) as defined in the Farley Agreement.

         "Copyright Licenses": any written agreement providing for the grant by or to an Obligor of any right under any Copyright including, without limitation, any thereof referred to in Schedule 1(b) attached hereto.

         "Copyrights": (a) all registered United States copyrights in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright office including, without limitation, any thereof referred to in
Schedule 1(b) attached hereto and (b) all renewals thereof including, without limitation, any thereof referred to in Schedule 1(b) attached hereto.

         "Hedging Agreements" means, collectively, all interest rate protection agreements, foreign currency exchange agreements, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements, in each case, entered into or purchased by an Obligor.

         "Patent License": all agreements, whether written or oral, providing for the grant by or to an Obligor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule 1(b) attached hereto.

         "Patents": (a) all letters patent of the United States or any other country and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule 1(b) attached hereto and (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof referred to in Schedule 1(b) attached hereto.

         "Permitted Liens" means, collectively, all Permitted Liens as defined in the Fruit of the Loom Agreement, all Permitted Liens as defined in the Farley Agreement and all Permitted Liens as defined in any Senior Note Indenture.

         "Pledge Agreement" means that certain Second Amended and Restated Pledge Agreement, dated as of the date hereof, among the Obligors as Pledgors, the Collateral Agent and the Secured Parties.

         "Required Lenders" has the meaning ascribed to such term in the Fruit of the Loom Agreement.

         "Secured Obligations" means, collectively, (i) all of the obligations, now existing or hereafter arising pursuant to the Senior Credit Documents, owing from any Obligor to any Secured Party or the Collateral Agent, including, without limitation, all guaranty obligations arising out of Section 4 of the Fruit of the Loom Agreement, all obligations under the Farley Guaranty, all obligations under the Senior Note Indentures and all obligations arising under any Hedging Agreement; and (ii) all other indebtedness, liabilities and obligations of any kind or nature, now existing or hereafter arising, owing from any Obligor to any Secured Party or the Collateral Agent pursuant to or in connection with a transaction contemplated by the Senior Credit Documents, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several, and all obligations and liabilities incurred in connection with collecting and enforcing the foregoing..

         "Secured Parties" means, collectively, the Noteholders, the Fruit of the Loom Lenders, the Farley Lenders and any Affiliate of a Fruit of the Loom Lender or a Farley Lender which has entered into a Hedging Agreement with an Obligor and "Secured Party" means any one of them.

         "Security Agreement Effective Date" means any date that the Unsecured Senior Debt Rating is BB- or worse from S&P and Ba3 or worse from Moody's.

         "Senior Credit Documents" means, collectively, the Bank Credit Documents, the Senior Note Indentures and the Hedging Agreements.

         "Trademark License": means any agreement, written or oral, providing for the grant by or to an Obligor of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule 1(b) attached hereto.

         "Trademarks": (a) all trademarks, trade names, corporate names, fictitious business names, trade dress and service marks, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule 1(b) attached hereto, and (b) all renewals thereof, including, without limitation, any thereof referred to in
Schedule 1(b) attached hereto.

         "Work": any work which is subject to copyright protection pursuant to Title 17 of the United States Code.

         2. Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Secured Obligations, each Obligor hereby, subject to Section 27 and 28 hereof, grants to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Collateral"):

                  (a)      all Accounts;

                  (b)      all Chattel Paper;

                  (c)      all Copyrights;

                  (d)      all Copyright Licenses;

                  (e)      all Deposit Accounts;

                  (f)      all Documents;

                  (g)      all Equipment;

                  (h)      all Fixtures;

                  (i)      all General Intangibles;

                  (j)      all Instruments;

                  (k)      all Inventory;

                  (l)      all Investment Property;

                  (m)      all Patents;

                  (n)      all Patent Licenses;

                  (o)      all Trademarks;

                  (p)      all Trademark Licenses;

                  (r) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks, and related data processing software (owned by such Obligor or in which it has an interest) that at any time evidence or contain information relating to any Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

                  (s) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.

         The Obligors and the Collateral Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest created hereby in the Collateral (i) constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising and (ii) is not to be construed as an assignment of any Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks or Trademark Licenses. Moreover, the Collateral shall not include any of the Pledged Collateral (as defined in the Pledge Agreement).

         3.       Provisions Relating to Accounts.

                  (a) Anything herein to the contrary notwithstanding, each of the Obligors shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by the Collateral Agent or any Secured Party of any payment relating to such Account pursuant hereto, nor shall the Collateral Agent or any Secured Party be obligated in any manner to perform any of the obligations of an Obligor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  (b) As it so reasonably requests from time to time, the Collateral Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, other than by direct contact with account debtors, and the Obligors shall furnish all such assistance and information as the Collateral Agent may require in connection with such test verifications. As the Collateral Agent may so reasonably request from time to time, the Obligors, at the Obligors' own expense, shall cause independent public accountants or others satisfactory to the Collateral Agent to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. At any time after the occurrence and during the continuation of an Event of Default, the Collateral Agent in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Collateral Agent's satisfaction the existence, amount and terms of any Accounts.

         4. Representations and Warranties. Each Obligor hereby represents and warrants to the Collateral Agent, for the benefit of the Secured Parties, that, on and after the Security Agreement Effective Date and so long as any of the Secured Obligations remain outstanding (other than any such obligations which by the terms thereof are stated to survive termination of the Senior Credit Documents) or any Senior Credit Document is in effect or any Letter of Credit under any Bank Credit Document shall remain outstanding, and until all of the Commitments under all Bank Credit Documents shall have been terminated:

                  (a) Chief Executive Office; Books & Records. Each Obligor's chief executive office and chief place of business is located at the locations set forth on Schedule 4(a) attached hereto (as updated from time to time), and each Obligor keeps its books and records at such locations. Unless the applicable Obligor has previously notified the Collateral Agent of such change, the chief executive office and chief place of business of such Obligor has not changed from such locations in the past four months.

                  (b) Location of Collateral. Set forth on Schedule 4(b) attached hereto (as updated from time to time) is a list of all locations where the Collateral of each Obligor is located, including county and state where located, other than with respect to inventory in transit from one such location to another such location in the ordinary course of business.

                  (c) Ownership. Each Obligor is the legal and beneficial owner of the Collateral which it purports to own and has a valid right to use all of its other Collateral. Each Obligor has the right to pledge and grant a security interest in such Collateral, and, to the extent that such Collateral may be sold, assigned or transferred, such Obligor has the right to sell, assign or transfer the same. Each Obligor's legal name is as shown in this Security Agreement and no Obligor has in the past four months changed its name, been party to a merger, consolidation or other change in structure or used any tradename except as set forth on Schedule 4(c) attached hereto (as updated from time to time).

                  (d) Security Interest/Priority. This Security Agreement creates a valid security interest in, and Lien on, the Collateral of such Obligor in favor of the Collateral Agent, for the benefit of the Secured Parties, and, when properly perfected by filing or otherwise, shall constitute a valid first priority perfected security interest in such Collateral, to the extent such security interest can be perfected by filing or otherwise under the UCC or other applicable law of the relevant jurisdiction, free and clear of all Liens except for Permitted Liens.

                  (e) Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

                  (f) Accounts. With respect to the Accounts of the Obligors:
         (i) each Account and the papers and documents of the applicable Obligor relating thereto are genuine and in all material respects what they purport to be, (ii) each Account arises out of a bona fide transaction for goods sold and delivered (or in the process of being delivered) by an Obligor or for services actually rendered by an Obligor, which transaction was conducted in the ordinary course of the Obligor's business and was completed in accordance with the terms of any documents pertaining thereto; (iii) the goods sold and/or services furnished giving rise to each Account are not subject to any security interest or Lien except the first priority, perfected security interest granted to the Collateral Agent herein and except for Permitted Liens;
         (iv) no Account of an Obligor is evidenced by any Instrument or Chattel Paper unless such Instrument or Chattel Paper has been theretofore endorsed over and delivered to the Collateral Agent; (v) the amount of each Account as shown on the applicable Obligor's books and records, and on all invoices and statements which may be delivered to the Collateral Agent with respect thereto, is due and payable to the applicable Obligor and is not in any way contingent; (vi) no Account is evidenced by a judgment, to the best knowledge of the Obligors there are no set-offs, counterclaims or disputes existing or asserted with respect to any Account, and no Obligor has made any agreement with any account debtor for any deduction from any Account except a discount or allowance for prompt payment allowed by the applicable Obligor in the ordinary course of its business; (vii) to the best knowledge of the Obligors, there are no facts, events or occurrences which in any material respect impair the validity or enforcement of any Account or tend to reduce the amount payable thereunder as shown on the applicable Obligor's books and records and all invoices and statements delivered to the Collateral Agent with respect thereto; (viii) each Account is assignable; (ix) to each of the Obligors' knowledge, the account debtor with respect to each Account has the capacity to contract; (x) to each of the Obligor's knowledge, there are no proceedings or actions which are threatened or pending against any account debtor with respect to any Account; and (xi) no surety bond was required or given in connection with any Account of an Obligor or the contracts or purchase orders out of which they arose.

                  (g) Equipment. With respect to each Obligor's Equipment: (i) all such Equipment is in normal operating condition and repair, ordinary wear and tear alone excepted (subject to casualty events), and is suitable for the uses to which it is customarily put in the conduct of such Obligor's business; and (ii) no Equipment used in the conduct of such Obligor's business is leased, except for (A) the Equipment subject to that certain Participation Agreement dated as of September 30, 1994 among Union Underwear Company, Inc. and certain of its Subsidiaries, as Lessees, The Chase Manhattan Bank (as successor to Chemical Bank), not in its individual capacity, except as expressly stated therein, but solely as Owner Trustee, the Investors identified therein and Credit Suisse First Boston, as the same may be amended, restated, or otherwise modified from time to time, and (B) non-material Equipment.

                  (h) Inventory. No Inventory is held by an Obligor pursuant to consignment, sale or return, sale on approval or similar arrangement.

                  (i) Documents, Instruments and Chattel Paper. All Documents, Instruments and Chattel Paper describing, evidencing or constituting Collateral are, to the Obligors' knowledge, complete, valid, and genuine.

                  (j)      Intellectual Property.

                                    (i) Schedule 1(b) attached hereto (as
                  updated from time to time) includes all Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks (except for non-material unregistered trademarks and service marks) and Trademark Licenses (collectively, the "Intellectual Property") owned by the Obligors in their own names as of the date hereof.

                                    (ii) To the best of each Obligor's
                  knowledge, all Intellectual Property of such Obligor is valid, subsisting, unexpired and enforceable.

                                    (iii) Except as set forth in Schedule 1(b)
                  attached hereto, none of such Intellectual Property is the subject of any licensing or franchise agreement.

                                    (iv) All applications pertaining to the
                  Intellectual Property of each Obligor have been duly and properly filed, all registrations or letters pertaining to such Intellectual Property have been duly and properly filed and issued, and all of such Intellectual Property is valid and enforceable, except as could not reasonably be expected to have a Material Adverse Effect.

                                    (v) Except for licenses to third parties in
                  the ordinary course of business, no Obligor has made any assignment or agreement in conflict with the security interest in the Intellectual Property of any Obligor hereunder.

                                    (vi) Except as could not reasonably be
                  expected to have a Material Adverse Effect, no holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any Intellectual Property and, except as could not reasonably be expected to have a Material Adverse Effect, no action or proceeding is pending seeking to limit, cancel or question the validity of any Intellectual Property, or which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property.

                  (k) Binding Agreement. This Security Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy or insolvency laws or by general principles of equity;

         5. Covenants. Each Obligor covenants that, on and after the Security Agreement Effective Date and so long as any of the Secured Obligations remain outstanding (other than any such obligations which by the terms thereof are stated to survive termination of the Senior Credit Documents) or any Senior Credit Document is in effect or any Letter of Credit under any Bank Credit

Document shall remain outstanding, and until all of the Commitments under all Bank Credit Documents shall have been terminated, such Obligor shall:

                  (a) Other Liens. Defend the Collateral against the claims and demands of all other parties claiming an interest therein, keep the Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of the Collateral or any interest therein, except as permitted under the respective Senior Credit Documents.

                  (b) Preservation of Collateral. (i) Not use the Collateral in violation of the provisions of this Security Agreement or any other agreement relating to the Collateral or any policy insuring the Collateral or any applicable statute, law, bylaw, rule, regulation or ordinance; and (ii) not permit any Collateral to be or become a fixture to real property or an accession to other personal property unless the Collateral Agent has a valid, perfected and first priority security interest for the benefit of the Secured Parties in such real or personal property.

                  (c) Instruments/Chattel Paper/Documents. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, or if any Property comprising Collateral shall be stored or shipped subject to a Document, immediately deliver such Instrument, Chattel Paper or Document to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Security Agreement.

                  (d) Changes in Location/Additional Collateral, etc. (i) Not, without providing 30 days prior written notice to the Collateral Agent and without confirming that the Collateral Agent has filed such amendments to any previously filed financing statements as the Collateral Agent may require, (A) change the location of its chief executive office and chief place of business (as well as its books and records) from the locations set forth on Schedule 4(a) attached hereto,
         (B) change the location of any Collateral from the locations set forth on Schedule 4(b) attached hereto or (C) change its name, be party to a merger, consolidation or other change in structure or use any tradename other than as set forth on Schedule 4(c) attached hereto; (ii) if, subsequent to the date hereof, such Obligor shall acquire any patented, registered or applied for Intellectual Property or any securities or any other property required to be delivered to the Collateral Agent as Collateral hereunder, immediately notify the Collateral Agent of same.

                  (e) Inspection. Allow the Collateral Agent or its representatives to visit and inspect the Collateral during normal business hours as is reasonably requested by the Collateral Agent with appropriate notice and in accordance with the applicable provisions of the Fruit of the Loom Agreement.

                  (f) Perfection of Security Interest. Execute and deliver to the Collateral Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents as the Collateral Agent may reasonably request) and do all such other things as the Collateral Agent may reasonably deem necessary or appropriate (i) to assure to the Collateral Agent its security interests hereunder, including (A) such financing statements (including renewal statements) or amendments thereof or supplements thereto or other instruments and documents as the Collateral Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC or other applicable law of the relevant jurisdiction, (B) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights in the form of Schedule 5(f)(i) attached hereto and/or such other duly executed documents as the Collateral Agent may request in a form acceptable to counsel for the Collateral Agent and suitable for recording to evidence the security interest of the Collateral Agent for the benefit of the Lenders in the Copyrights, (C) with regard to Patents, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Schedule 5(f)(ii) attached hereto and/or such other duly executed documents as the Collateral Agent may request in a form acceptable to counsel for the Collateral Agent and suitable for recording to evidence the security interest of the Collateral Agent for the benefit of the Lenders in the Patents, and (D) with regard to Trademarks, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Schedule 5(f)(iii) attached hereto and/or such other duly executed documents as the Collateral Agent may request in a form acceptable to counsel for the Collateral Agent and suitable for recording to evidence the security interest of the Collateral Agent for the benefit of the Lenders in the Trademarks, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Collateral Agent of its rights and interests hereunder. To that end, each Obligor agrees that, upon the failure of such Obligor to sign any such financing statement within 10 Business Days after a request therefor or, if the Collateral Agent reasonably believes that prompt action by the Collateral Agent is necessary to protect the rights of the Secured Parties in the Collateral, without such request, the Collateral Agent may file in any jurisdiction one or more financing statements or other necessary documents disclosing the Collateral Agent's security interest in any or all of the Collateral of such Obligor without, to the extent permitted by law, such Obligor's signature thereon, and further, upon such failure or if such prompt action is necessary, each Obligor also hereby irrevocably makes, constitutes and appoints the Collateral Agent, its nominee or any other person whom the Collateral Agent may designate, as such Obligor's attorney-in-fact with full power and for the limited purpose to sign in the name of such Obligor any such financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in the Collateral Agent's reasonable discretion would be necessary, appropriate or convenient in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as any Senior Credit Document is in effect or any of the Secured Obligations remain outstanding (other than any such obligations which by the terms thereof are stated to survive termination of the Senior Credit Documents) or any Letter of Credit under any Bank Credit Document shall remain outstanding and until all of the Commitments under all Bank Credit Documents shall have terminated. Each Obligor hereby agrees that a carbon, photographic or other reproduction of this Security Agreement or any such financing statement is sufficient for filing as a financing statement by the Collateral Agent without notice thereof to such Obligor, upon the conditions described above, wherever the Collateral Agent may deem it appropriate to file the same. In the event for any reason the law of any jurisdiction other than North Carolina becomes or is applicable to the Collateral of any Obligor or any part thereof, or to any of the Secured

         Obligations, such Obligor agrees to execute and deliver all such instruments and to do all such other things as the Collateral Agent in its sole discretion reasonably deems necessary or appropriate to preserve, protect and enforce the security interests of the Collateral Agent under the law of such other jurisdiction (and, if an Obligor shall fail to do so within the 10 Business Day period described above, then the Collateral Agent may execute any and all such requested documents on behalf of such Obligor pursuant to the power of attorney granted hereinabove). Each Obligor agrees to mark its books and records to reflect the security interest of the Collateral Agent in the Collateral.

                  (g) Collateral Held by Warehouseman, Bailee, etc. If any Collateral is at any time in the possession or control of a warehouseman, bailee or any agent or processor of such Obligor, notify the Collateral Agent of such possession, notify such Person of the Collateral Agent's security interest for the benefit of the Secured Parties in such Collateral, and instruct such Person to hold all such Collateral for the Collateral Agent's account subject to the Collateral Agent's instructions.

                  (h) Treatment of Accounts. (i) Not grant or extend the time for payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, other than as normal and customary in the ordinary course of an Obligor's business, and (ii) maintain at its principal place of business a record of Accounts consistent with customary business practices.

                  (i) Covenants Relating to Copyrights.

                                    (i) Employ the Copyright for each Work with
                  such notice of copyright as may be required by law to secure copyright protection.

                                    (ii) Not do any act or knowingly omit to do
                  any act whereby any material Copyright may become invalidated and (A) not do any act, or knowingly omit to do any act, whereby any material Copyright may become injected into the public domain; (B) notify the Collateral Agent immediately if it knows, or has reason to know, that any material Copyright may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in any court or tribunal in the United States or any other country) regarding an Obligor's ownership of any such Copyright or its validity; (C) take all necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application, to obtain the relevant registration and to maintain each registration of each material Copyright owned by an Obligor including, without limitation, filing of applications for renewal where necessary; and (D) promptly notify the Collateral Agent of any material infringement of any material Copyright of an Obligor of which it becomes aware and take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

                                    (iii) Not make any assignment or agreement
                  in conflict with the security interest in the Copyrights of each Obligor hereunder other than in the ordinary course of business.

                  (j) Covenants Relating to Patents and Trademarks.

                                    (i) Subject to each Obligor's reasonable
                  business judgment or as permitted in any Senior Credit Document, (A) continue to use each material Trademark in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark,
                  (C) employ such Trademark with the appropriate notice of registration, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Collateral Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material Trademark may become invalidated.

                                    (ii) Not do any act, or omit to do any act,
                  whereby any material Patent may become abandoned or dedicated.

                                    (iii) Promptly notify the Collateral Agent
                  if it knows, or has reason to know, that any application or registration relating to any material Patent or material Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding an Obligor's ownership of any such Patent or Trademark or its right to register the same or to keep, use and maintain the same.

                                    (iv) Whenever an Obligor, either by itself
                  or through an agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, such Obligor shall report such filing to the Collateral Agent within ten Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Collateral Agent, an Obligor shall execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent's and the Secured Parties' security interest in any Patent or Trademark and the goodwill and General Intangibles of such Obligor relating thereto or represented thereby.

                                    (v) Take all reasonable and necessary steps,
                  including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application, to obtain the relevant registration and to maintain each registration of all material Patents and material Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

                                     (vi) Promptly notify the Collateral Agent
                  after it learns that any material Patent or material Trademark included in the Collateral is infringed, misappropriated or diluted by a third party and promptly sue for infringement, misappropriation or dilution, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as it shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

                                    (vii) Except for licenses to third parties
                  in the ordinary course of business, not make any assignment or agreement in conflict with the security interest in the Patents or Trademarks, whether now or hereafter existing, of any Obligor hereunder.

                  (k) New Patents, Copyrights and Trademarks. Promptly provide the Collateral Agent with (i) a listing of all applications, if any, for new Copyrights, Patents or Trademarks (together with a listing of the issuance of registrations or letters on present applications), which new applications and issued registrations or letters shall be subject to the terms and conditions hereunder, and (ii) (A) with respect to Copyrights, a duly executed Notice of Grant of Security Interest in Copyrights, (B) with respect to Patents, a duly executed Notice of Grant of Security Interest in Patents, (C) with respect to Trademarks, a duly executed Notice of Grant of Security Interest in Trademarks or (D) such other duly executed documents as the Collateral Agent may request in a form reasonably acceptable to counsel for the Collateral Agent and suitable for recording to evidence the security interest of the Collateral Agent for the benefit of the Lenders in the Copyright, Patent or Trademark which is the subject of such new application.

                  (l) Insurance/Maintenance of Collateral. Each Obligor will at all times maintain in full force and effect insurance policies for the Collateral in such amounts, covering such risks and liabilities and with such deductibles or self-insurance retentions as are in accordance with normal industry practice. All such policies shall have the Collateral Agent, on behalf of the Secured Parties, named as an additional insured and loss payee.

                  In the event there occurs any material loss, damage to or destruction of the Collateral of any Obligor or any part thereof, such Obligor shall promptly give written notice thereof to the Collateral Agent generally describing the nature and extent of such loss, damage or destruction. Subsequent to any loss, damage to or destruction of the Collateral of any Obligor or any part thereof, such Obligor, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for that purpose, at such Obligor's cost and expense, will promptly repair or replace the Collateral of such Obligor so lost, damaged or destroyed; provided, however, that such Obligor need not repair or replace the Collateral of such Obligor so lost, damaged or destroyed to the extent the failure to make such repair or replacement
         (a) is desirable to the proper conduct of the business of such Obligor in the ordinary course and otherwise is in the best interest of such Obligor and (b) would not materially impair the rights and benefits of the Collateral Agents or the Secured Parties under this Security Agreement or any Senior Credit Document.

                  In the event an Obligor or the Collateral Agent shall receive any insurance proceeds, as a result of any loss, damage or destruction of Collateral, (A) in a net amount of $5,000,000 or less, the Collateral Agent shall take such action as requested by such Obligor to release such proceeds to such Obligor or (B) in a net amount in excess of $5,000,000, such Obligor will immediately pay over such proceeds to the Collateral Agent as cash collateral for the Secured Obligations. The Collateral Agent agrees to release insurance proceeds received in accordance with clause (B) of the immediately prior sentence to such Obligor for replacement or restoration of the portion of the Collateral of such Obligor lost, damaged or destroyed if (x) within 180 days from the date the Collateral Agent receives such insurance proceeds, the Collateral Agent has received written request for such release from such Obligor together with evidence reasonably satisfactory to it that the Collateral lost, damaged or destroyed has been or will be replaced or restored to its condition (or by Collateral having a value at least equal to the condition of the asset subject to the loss, damage or destruction) immediately prior to the loss, destruction or other event giving rise to the payment of such insurance proceeds, or that such Obligor shall acquire such other assets useful in the business of such Obligor with such insurance proceeds, and (y) on the date of such release no Event of Default exists. If the conditions in the preceding sentence are not met, the Collateral Agent may or, upon the request of the Required Lenders, shall at any time after the first Business Day subsequent to the date 180 days after it received such insurance proceeds, apply such insurance proceeds as a mandatory prepayment of the Secured Obligations for application in accordance with the terms of
         Section 10 hereof. All insurance proceeds shall be subject to the security interest of the Secured Parties under this Security Agreement and the Pledge Agreement. All insurance policies maintained hereunder shall contain a clause providing that such policies may not be canceled, reduced in coverage or otherwise modified without 30 days prior written notice to the Collateral Agent.

                  The present insurance coverage of the Obligors for the Collateral is outlined as to carrier, policy number, expiration date, type and amount on Schedule 5(l) attached hereto. Schedule 5(l) shall be amended and updated by the Obligors on an annual basis or upon the request of the Collateral Agent.

                  Each Obligor will maintain and preserve its Collateral in good repair, working order and condition, normal wear and tear excepted (subject to casualty events), and will make, or cause to be made, in such properties and equipment from time to time all repairs, renewals, replacements, extensions, additions, betterments and improvements thereto as may be needed or proper, to the extent and in the manner customary for companies in similar businesses.

                  (m) Restrictions on Collateral. Use its best efforts to ensure that its assets do not contain legally enforceable restrictions on the granting of a security interest therein.

         6. Performance of Obligations and Advances by Secured Parties. On failure of any Obligor to perform any of the covenants, obligations and agreements contained herein, the Collateral Agent may, at its sole option and in its reasonable discretion, perform or cause the performance of the same and in so doing may expend such sums as the Collateral Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien (other than Permitted Liens), expenditures made in defending against any adverse claim and all other expenditures which the Collateral Agent or the Secured Parties may make for the protection of the security interest hereof or may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Obligors on a joint and several basis promptly upon timely notice thereof and demand therefor, and all such sums and amounts so expended shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the rate specified in Section 3.1(b) of the Fruit of the Loom Agreement for Revolving Loans that are Base Rate Loans. No such performance of any covenant or agreement by the Collateral Agent or the Secured Parties on behalf of any Obligor, and no such advance or expenditure therefor, shall relieve the Obligors of any default under the terms of this Security Agreement or any Senior Credit Document. The Secured Parties or the Collateral Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim, except to the extent such payment is being contested in good faith by an Obligor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

         7.       Events of Default.

         The occurrence and continuation of an event which under any Senior Credit Document would constitute an Event of Default shall be an Event of Default hereunder (an "Event of Default").

         8.       Remedies.

                  (a) General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Secured Parties shall have, in addition to the rights and remedies provided herein, in the Senior Credit Documents or by law (including, but not limited to, the rights and remedies set forth in the UCC of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Collateral Agent may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Obligors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Obligors to assemble and make available to the Collateral Agent at the expense of the Obligors any Collateral at any place and time designated by the Collateral Agent which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Obligors hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Collateral Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). In addition to all other sums due the Collateral Agent and the Secured Parties with respect to the Secured Obligations, the Obligors shall pay to the Collateral Agent and each of the Secured Parties all reasonable documented costs and expenses incurred by the Collateral Agent or any such Secured Party, including, but not limited to, reasonable attorneys' fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of the Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Collateral Agent or the Secured Parties or the Obligors concerning any matter arising out of or connected with this Security Agreement, any Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the Bankruptcy Code. To the extent the rights of notice cannot be legally waived hereunder, each Obligor agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed postage prepaid to such Obligor in accordance with the notice provisions of Section 15 hereof at least 10 Business Days before the time of sale or other event giving rise to the requirement of such notice. The Collateral Agent and the Secured Parties shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by law, any Secured Party may be a purchaser at any such sale. To the extent permitted by applicable law, each of the Obligors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Collateral Agent and the Secured Parties may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Collateral Agent and the Secured Parties may further postpone such sale by announcement made at such time and place.

                  (b) Remedies relating to Accounts. Upon the occurrence of an Event of Default and during the continuation thereof, whether or not the Collateral Agent has exercised any or all of its rights and remedies hereunder, each Obligor will promptly upon request of the Collateral Agent instruct all account debtors to remit all payments in respect of Accounts to a mailing location selected by the Collateral Agent. In addition, the Collateral Agent or its designee may notify any Obligor's account debtors that the Accounts of such Obligor have been assigned to the Collateral Agent or of the Collateral Agent's security interest therein, and may (either in its own name or in the name of an Obligor or both) demand, collect (including without limitation by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and, in the Collateral Agent's discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the Secured Parties in the Accounts. Each Obligor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Collateral Agent in accordance with the provisions hereof shall be solely for the Collateral Agent's own convenience and that such Obligor shall not have any right, title or interest in such Accounts or in any such other amounts except as expressly provided herein. The Collateral Agent and the Secured Parties shall have no liability or responsibility to any Obligor for acceptance of a check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Each Obligor hereby agrees to indemnify the Collateral Agent and the Secured Parties from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and reasonable attorneys' fees suffered or incurred by the Collateral Agent or the Secured Parties (each an "Indemnified Party") because of the maintenance of the foregoing arrangements except as relating to or arising out of the gross negligence or willful misconduct of an Indemnified Party or its officers, employees or agents. In the case of any investigation, litigation or other proceeding, the foregoing indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by an Obligor, its directors, shareholders or creditors or an Indemnified Party or any other Person or any other Indemnified Party is otherwise a party thereto.

                  (c) Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Collateral Agent shall have the right to enter and remain upon the various premises of the Obligors without cost or charge to the Collateral Agent, and use the same, together with materials, supplies, books and records of the Obligors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Collateral Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

                  (d) Nonexclusive Nature of Remedies. Failure by the Collateral Agent or the Secured Parties to exercise any right, remedy or option under this Security Agreement or any Senior Credit Document or as provided by law, or any delay by the Collateral Agent or the Secured Parties in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Collateral Agent or the Secured Parties shall only be granted as provided herein. To the extent permitted by law, neither the Collateral Agent, the Secured Parties, nor any party acting as attorney for the Collateral Agent or the Secured Parties, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Collateral Agents and the Secured Parties under this Security Agreement shall be cumulative and not exclusive of any other right or remedy which the Collateral Agent or the Secured Parties may have.

                  (e) Retention of Collateral. The Collateral Agent may, after providing the notices required by Section 9-505(2) of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, to the extent the Collateral Agent is in possession of any of the Collateral, retain the Collateral in satisfaction of the Secured Obligations. Unless and until the Collateral Agent shall have provided such notices, however, the Collateral Agent shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.

                  (f) Deficiency. Unless the Collateral Agent has elected to retain the Collateral as set forth in Section 8(e) hereof, in the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent or the Secured Parties are legally entitled, the Obligors shall be jointly and severally liable for the deficiency, together with interest thereon at the rate specified in Section 3.1(b) of the Fruit of the Loom Agreement for Revolving Loans that are Base Rate Loans, together with the costs of collection and the reasonable documented fees of any attorneys employed by the Collateral Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations (other than any such obligations which by the terms thereof are stated to survive termination of the Senior Credit Documents) shall be returned to the Obligors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

         9.       Rights of the Collateral Agent.

                  (a) Power of Attorney. In addition to other powers of attorney contained herein, each Obligor hereby designates and appoints the Collateral Agent, on behalf of the Secured Parties, and each of its designees or agents, as attorney-in-fact of such Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:

                           (i) to demand, collect, settle, compromise, adjust,
                  and give discharges and releases concerning the Collateral of such Obligor, all as the Collateral Agent may reasonably determine;

                           (ii) to commence and prosecute any actions in any
                  court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

                           (iii) to defend, settle or compromise any action
                  brought and, in connection therewith, give such discharge or release as the Collateral Agent may deem reasonably appropriate;

                           (iv) receive, open and dispose of mail addressed to
                  an Obligor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Obligor, or securing or relating to such Collateral, on behalf of and in the name of such Obligor;

                           (v) sell, assign, transfer, make any agreement in
                  respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes;

                           (vi) (A) adjust and compromise proceeds payable under
                  an insurance policy of an Obligor for the Collateral, (B) collect, receive and give receipts for such insurance proceeds in the name of such Obligor, the Collateral Agent and the Secured Parties and (C) endorse such Obligor's name upon any instrument in payment thereof;

                           (vii) execute and deliver all assignments,
                  conveyances, statements, financing statements, renewal financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Collateral Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated therein;

                           (viii) institute any foreclosure proceedings that the
                  Collateral Agent may deem appropriate; and

                           (ix) do and perform all such other acts and things as
                  the Collateral Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

         This power of attorney is a power coupled with an interest and shall be irrevocable (i) for so long as any of the Secured Obligations (other than any such obligations which by the terms thereof are stated to survive termination of the Senior Credit Documents) remain outstanding, any Senior Credit Document is in effect or any Letter of Credit under any Bank Credit Document shall remain outstanding and (ii) until all of the Commitments under all Bank Credit Documents shall have been terminated. The Collateral Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Collateral Agent in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Collateral Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Collateral Agent solely to protect, preserve and realize upon its security interest in the Collateral.

                  (b) Assignment by the Collateral Agent. The Collateral Agent may from time to time, subject to the provisions of the respective Senior Credit Documents, assign the Secured Obligations or any portion thereof and/or the Collateral or any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Collateral Agent under this Security Agreement in relation thereto.

                  (c) The Collateral Agent's Duty of Care. Other than the exercise of reasonable care to ensure the safe custody of the Collateral while being held by the Collateral Agent hereunder, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Obligors shall be responsible for preservation of all rights in the Collateral, and the Collateral Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Obligors. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Collateral Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral.

                  (d) Release of Collateral. The Collateral Agent may release any of the Collateral from this Security Agreement or may substitute any of the Collateral for other Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Security Agreement as to any Collateral not expressly released or substituted, and this Security Agreement shall continue as a first priority lien, subject to Permitted Liens, on all Collateral not expressly released or substituted.

         10. Application of Proceeds. Upon the occurrence and during the continuation of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Collateral Agent or any of the Secured Parties in cash or its equivalent, will be applied in reduction of the Secured Obligations as follows:

                  (a) FIRST, to the payment of all reasonable, documented out-of-pocket costs and expenses (including without limitation reasonable, documented attorneys' fees) of the Collateral Agent or a Secured Party in connection with enforcing the rights of the Secured Parties under the Senior Credit Documents and any protective advances made by the Collateral Agent or a Secured Party, pro rata as set forth below;

                  (b) SECOND, to the payment of all accrued fees and interest payable to the Collateral Agent or the Secured Parties under the Senior Credit Documents, pro rata as set forth below;

                  (c) THIRD, to the payment of the outstanding principal amount of the Loans and unreimbursed drawings under Letters of Credit and to the payment or cash collateralization of the outstanding LOC Obligations under the Bank Credit Documents and the payment of all outstanding principal amounts under the Senior Note Indentures, pro rata as set forth below;

                  (d) FOURTH, to any principal amounts outstanding under Hedging Agreements, pro rata as set forth below;

                  (e) FIFTH, to all other obligations which shall have become due and payable under the Senior Credit Documents and not repaid pursuant to clauses "FIRST" through "FOURTH" above, pro rata as set forth below; and

                  (f) SIXTH, to the payment of the surplus, if any, to whomever may be lawfully entitled to receive such surplus.

         In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (ii) each of the Secured Parties shall receive an amount equal to its pro rata share of amounts available to be applied above (based on the proportion that the then outstanding obligations owed by the Obligors to such Secured Party under the Senior Credit Documents bears to the aggregate outstanding obligations of the Obligors to the Secured Parties under the Senior Credit Documents); and (iii) to the extent that any amounts available for distribution pursuant to clause "THIRD" above are attributable to the issued but undrawn amount of outstanding Letters of Credit under any Bank Credit Document, such amounts shall be held by the Collateral Agent in a cash collateral account and applied (x) first, to reimburse the Issuing Lenders under each such Bank Credit Document from time to time for any drawings under such Letters of Credit and (y) then, following the expiration of all such Letters of Credit, without duplication, to all other obligations of the types described in clauses "THIRD" and "FIFTH" above. Each Obligor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Collateral Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Collateral Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

         11. Costs of Counsel. If at any time hereafter, whether upon the occurrence of an Event of Default or not, the Collateral Agent employs counsel to prepare or consider amendments, waivers or consents with respect to this Security Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Security Agreement or relating to the Collateral, or to protect the Collateral or exercise any rights or remedies under this Security Agreement or with respect to the Collateral, then the Obligors agree to promptly pay upon demand therefor any and all such reasonable, documented costs and expenses of the Collateral Agent or the Secured Parties, all of which costs and expenses shall constitute Secured Obligations hereunder.

         12.      Continuing Agreement.

                  (a) This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Secured Obligations remain outstanding or any Senior Credit Document is in effect or any Letter of Credit under any Bank Credit Document shall remain outstanding (other than any such obligations which by the terms thereof are stated to survive termination of the Senior Credit Documents), and until all of the Commitments under all Bank Credit Documents shall have terminated. Upon such payment and termination, this Security Agreement shall be automatically terminated and the Collateral Agent and the Secured Parties shall, upon the request and at the expense of the Obligors, forthwith release all of their liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Obligors evidencing such termination. Notwithstanding the foregoing, all releases and indemnities provided hereunder shall survive termination of this Security Agreement.

                  (b) This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Secured Party as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable documented costs and expenses (including, without limitation, any reasonable documented legal fees and disbursements) incurred by the Collateral Agent or any Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

         13. Amendments; Waivers; Modifications. This Security Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except by a written instrument executed by the Obligors and the Collateral Agent; provided that the Collateral Agent may only execute such written instrument upon the consent of the Required Lenders (or the Fruit of the Loom Lenders, as may be required by the terms of the Fruit of the Loom Agreement).

         14. Successors in Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Collateral Agent and the Secured Parties hereunder, to the benefit of the Collateral Agent and the Secured Parties and their successors and permitted assigns; provided, however, that none of the Obligors may assign its rights or delegate its duties hereunder without the prior written consent of the Collateral Agent and the Required Lenders (or the Fruit of the Loom Lenders as may be required by the terms of the Fruit of the Loom Agreement). To the fullest extent permitted by law, each Obligor hereby releases the Collateral Agent and each Secured Party, and its successors and assigns, from any liability for any act or omission relating to this Security Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Collateral Agent or such Secured Party, or its officers, employees or agents.

         15. Notices. All notices required or permitted to be given under this Security Agreement shall be as follows:

to an Obligor:             [Name of Obligor]
                           c/o Fruit of the Loom, Inc.
                           233 S. Wacker Drive, Suite 5000
                           Sears Tower
                           Chicago, Illinois  60606
                           Attn:  Vice President and General Counsel

                           Telephone:  (312) 876-1724
                           Facsimile:  (312) 993-1888

with a copy to             [Name of Obligor]
                           c/o Fruit of the Loom, Inc.
                           233 S. Wacker Drive, Suite 5000
                           Sears Tower
                           Chicago, Illinois  60606
                           Attn:  Vice President and Treasurer

                           Telephone:  (312) 876-1724
                           Facsimile:  (312) 993-1888

to the
Collateral Agent:          NationsBank, N.A.
                           Agency Services
                           Independence Center
                           15th Floor
                           Charlotte, North Carolina  28255
                           Attn:  Herb Boyd

                           Telephone:  (704) 388-3225
                           Facsimile:  (704) 386-9923
with a copy to:   Bank of America
                           231 South LaSalle Street
                           9th Floor
                           Chicago, Illinois  60697
                           Attn:  Lisa Donoghue

                           Telephone:  (312) 828-3898
                           Facsimile:  (312) 987-0303

         16. Counterparts. This Security Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart.

         17. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.

         18.      Governing Law; Submission to Jurisdiction; Venue.

                  (a) THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. Any legal action or proceeding with respect to this Security Agreement may be brought in the courts of the State of North Carolina, or of the United States for the Western District of North Carolina, and, by execution and delivery of this Security Agreement, each Obligor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each Obligor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to Section 15 hereof, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Collateral Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Obligor in any other jurisdiction.

                  (b) Each Obligor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Security Agreement brought in the courts referred to in subsection
         (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

         19. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES TO THIS SECURITY AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         20. Severability. If any provision of this Security Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         21. Entirety. This Security Agreement and the Senior Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Senior Credit Documents or the transactions contemplated herein and therein.

         22. Conflicts with Senior Credit Documents. To the extent that any provision of this Security Agreement conflicts in any substantive way with the terms of any Senior Credit Document, the terms of such Senior Credit Document shall control.

         23. Survival. All representations and warranties of the Obligors hereunder shall survive the execution and delivery of this Security Agreement and the Senior Credit Documents and the delivery of Notes, the making of Loans and the issuance of Letters of Credit under the Bank Credit Documents.

         24. Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by an Obligor), or by a guarantee, endorsement or property of any other Person, then the Collateral Agent and the Secured Parties shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and during the continuation of any Event of Default, and the Collateral Agent and the Secured Parties have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Collateral Agent and the Secured Parties shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Collateral Agent's and the Secured Parties' rights or the Secured Obligations under this Security Agreement or under any Senior Credit Document.

         25.      Joint and Several Obligations of Obligors.

                  (a) Each of the Obligors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Secured Parties under the respective Senior Credit Documents, for the mutual benefit, directly and indirectly, of each of the Obligors and in consideration of the undertakings of each of the Obligors to accept joint and several liability for the obligations of each of them.

                  (b) Each of the Obligors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Obligors with respect to the payment and performance of all of the Secured Obligations arising under this Security Agreement or the Senior Credit Documents, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Obligors without preferences or distinction among them.

                  (c) Notwithstanding any provision to the contrary contained herein or in any other of the Senior Credit Documents, to the extent the obligations of an Obligor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each Obligor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

         26. Rights of Required Lenders. All rights of the Collateral Agent hereunder, if not exercised by the Collateral Agent, may be exercised by the Required Lenders.

         27. Effective Date. Notwithstanding anything in this Security Agreement to the contrary, (a) neither the grants of security interests pursuant to Section 2 hereof, nor any of the covenants and other agreements contained herein, shall become effective until the Security Agreement Effective Date; provided that on the Security Agreement Effective Date such pledges, grants of security interests, covenants and other agreements shall become effective immediately and without any further action on the part of any of the parties hereto; and (b) none of the schedules referred to herein shall be required to be completed or delivered to the Collateral Agent until the Security Agreement Effective Date; provided that on the Security Agreement Effective Date, such schedules shall immediately be completed and delivered to the Collateral Agent and thereafter such schedules (as they may be amended from time to time) shall constitute a part of this Security Agreement. On and after the Security Agreement Effective Date, each Obligor shall (within 30 days of such request) take such action, as reasonably requested by the Collateral Agent and at its own expense, to ensure that the Collateral Agent, for the benefit of the Secured Parties, has a first priority, perfected security interest in and Lien on all Collateral (whether now owned or hereafter acquired), subject only to Permitted Liens, including, without limitation, delivery of UCC financing statements, filings with respect to Intellectual Property, valuations of the Collateral and legal opinions with respect thereto.

         28. Limitation on Security Interest in Assets of Fruit of the Loom, Ltd. Notwithstanding any provision in this Security Agreement to the contrary, Fruit of the Loom, Ltd. is not granting a security interest in its assets to secure the obligations under the Farley Agreement and, unless (a) the Farley Lenders request that the assets of Fruit of the Loom, Ltd. secure the obligations under the Farley Agreement and (b) at the time of such request, such grant of security interest would not violate any other agreement to which Fruit of the Loom, Ltd. may be a party, Fruit of the Loom, Ltd. shall not be deemed to have granted a security interest in its assets in favor of the Farley Lenders, and the Farley Lenders shall have no rights in the assets of

Fruit of the Loom, Ltd. This provision shall not affect the rights of the Fruit of the Loom Lenders or the Noteholders in the assets of Fruit of the Loom, Ltd.

         29. Termination of Security Agreement. Notwithstanding any provision in this Security Agreement to the contrary, in the event all of the Bank Credit Documents shall have terminated, no Loans, Letters of Credit or Commitments thereunder shall remain outstanding, and all obligations thereunder shall have terminated (other than such obligations that by their terms are stated to survive termination of the Bank Credit Documents), this Security Agreement shall immediately terminate and cease to be effective and the Obligors shall be released from all obligations hereunder (other than such obligations that by their terms are stated to survive the termination of this Security Agreement).


                            (signature pages follow)

Each of the parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.


                                         FRUIT OF THE LOOM, INC.,
                                         a Delaware corporation

                                         By:
                                            ------------------------------------
                                         Name:  Brian J. Hanigan
                                         Title: Vice President and Treasurer


                                         FRUIT OF THE LOOM, LTD.,
                                         a Cayman Islands company

                                         UNION UNDERWEAR COMPANY, INC.,
                                         a New York corporation

                                         ALICEVILLE COTTON MILL, INC.,
                                         an Alabama corporation

                                         THE B.V.D. LICENSING CORPORATION,
                                         a Delaware corporation

                                         FAYETTE COTTON MILL, INC.,
                                         an Alabama corporation

                                         FOL CARIBBEAN CORPORATION,
                                         a Delaware corporation

                                         FRUIT OF THE LOOM ARKANSAS, INC.,
                                         an Arkansas corporation

                                         FRUIT OF THE LOOM CARIBBEAN, INC.,
                                         a Delaware corporation

                                         FRUIT OF THE LOOM, INC.,
                                         a New York corporation

                                         FRUIT OF THE LOOM TEXAS, INC.,
                                         a Texas corporation

                                         FTL SALES COMPANY, INC.,
                                         a New York corporation

                                         GITANO FASHIONS LIMITED,
                                         a Delaware corporation

                                         GREENVILLE MANUFACTURING, INC.,
                                         a Mississippi corporation

                                         JET SEW TECHNOLOGIES, INC.,
                                         a New York corporation

                                         MARTIN MILLS, INC.,
                                         a Louisiana corporation

                                         PRO PLAYER, INC.,
                                         a New York corporation

                                         RABUN APPAREL, INC.,
                                         a Georgia corporation

                                         RUSSELL HOSIERY MILLS, INC.,
                                         a North Carolina corporation

                                         SALEM SPORTSWEAR CORPORATION,
                                         a Delaware corporation

                                         SHERMAN WAREHOUSE CORPORATION,
                                         a Mississippi corporation

                                         UNION SALES, INC.,
                                         a Delaware corporation

                                         UNION YARN MILLS, INC.,
                                         an Alabama corporation

                                         WHITMIRE MANUFACTURING, INC.,
                                         a South Carolina corporation

                                         WINFIELD COTTON MILL, INC.,
                                         an Alabama corporation

                                         FTL REGIONAL SALES COMPANY, INC.,
                                         a Delaware corporation

                                         LEESBURG YARN MILLS, INC.,
                                         an Alabama corporation

                                         SALEM SPORTSWEAR, INC.,
                                         a New Hampshire corporation

                                         FRUIT OF THE LOOM TRADING COMPANY,
                                         a Delaware corporation

                                         DEKALB KNITTING CORPORATION,
                                         an Alabama corporation


                                         By:
                                            ------------------------------------
                                         Name:  Brian J. Hanigan
                                         Title: Vice President and a Financial
                                                Officer of each of the foregoing
                                                entities.

Accepted and agreed to in Charlotte, North Carolina as of the date first above written.

                                         NATIONSBANK, N.A.,
                                         as Collateral Agent


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                  SCHEDULE 1(b)

                              INTELLECTUAL PROPERTY


                          FRUIT OF THE LOOM, INC. (NY)

                                 U.S. TRADEMARKS

PENDING APPLICATIONS
- -------------------------------------------------------------------------------------------------------------------
                          MARK                               APPLICATION SERIAL NO.              FILING DATE
- -------------------------------------------------------------------------------------------------------------------
               BET YOU THINK THIS IS SILK                          75/612,610                     12/28/98
- -------------------------------------------------------------------------------------------------------------------
                     ACTIVE COMFORT                                75/447,798                      3/10/98
- -------------------------------------------------------------------------------------------------------------------
               CUMBERLAND BAY and Design                           75/305,504                      6/9/97
- -------------------------------------------------------------------------------------------------------------------


REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                  REGISTRATION NO.              REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
          COMFORTABLY HOLDS ITS SHAPE ALL DAY                      2,248,406                       5/25/99
- -------------------------------------------------------------------------------------------------------------------
                          FTL                                      1,956,453                       2/13/96
- -------------------------------------------------------------------------------------------------------------------
                        LOFTEEZ                                    1,923,805                       10/3/95
- -------------------------------------------------------------------------------------------------------------------
                   FRUIT OF THE LOOM                               1,876,708                       1/31/95
- -------------------------------------------------------------------------------------------------------------------
                     RIBBED WHITES                                 1,857,744                      10/11/94
- -------------------------------------------------------------------------------------------------------------------
        FRUIT OF THE LOOM CASUAL WEAR and Design                   1,809,305                       12/7/93
- -------------------------------------------------------------------------------------------------------------------
                     CASUAL COLORS                                 1,786,827                       8/10/93
- -------------------------------------------------------------------------------------------------------------------
               FRUIT OF THE LOOM CASUALS                           1,504,928                       9/20/88
- -------------------------------------------------------------------------------------------------------------------
      FRUIT OF THE LOOM MADE IN U.S.A. and Design                  1,504,927                       9/20/88
- -------------------------------------------------------------------------------------------------------------------
               MADE IN U.S.A. and Design                           1,504,926                       9/20/88
- -------------------------------------------------------------------------------------------------------------------
                      Design Mark                                  1,479,680                       3/8/88
- -------------------------------------------------------------------------------------------------------------------
                        DURABULK                                   1,405,901                       8/19/85
- -------------------------------------------------------------------------------------------------------------------
                         VOGUE(1)                                  1,307,190                      11/27/84
- -------------------------------------------------------------------------------------------------------------------
                        FUNPALS                                    1,328,652                       4/2/85
- -------------------------------------------------------------------------------------------------------------------
             MADEMOISELLE (MISS YOUNG LADY)                        1,290,168                       8/14/84
- -------------------------------------------------------------------------------------------------------------------
                       ART WORKS                                   1,260,071                       12/6/83
- -------------------------------------------------------------------------------------------------------------------
                       LI'L APPLE                                  1,286,092                       7/17/84
- -------------------------------------------------------------------------------------------------------------------
                      SCREEN STARS                                 1,249,057                       8/23/83
- -------------------------------------------------------------------------------------------------------------------
                GOLDEN BLEND (stylized)                            1,236,432                       5/3/83
- -------------------------------------------------------------------------------------------------------------------
                       UNIPRINTS                                   1,224,341                       1/18/83
- -------------------------------------------------------------------------------------------------------------------
               PREMIUM PLUS + and Design                           1,254,597                      10/18/83
- -------------------------------------------------------------------------------------------------------------------
                 GREAT LOOKS (stylized)                            1,220,986                      12/21/82
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                         1,234,708                       4/12/83
- -------------------------------------------------------------------------------------------------------------------
                       FINALISTS                                   1,171,397                       9/29/81
- -------------------------------------------------------------------------------------------------------------------
                        UNDEROOS                                   1,111,826                       1/23/79
- -------------------------------------------------------------------------------------------------------------------
                     THE SOCK HOUSE                                1,118,294                       5/15/79
- -------------------------------------------------------------------------------------------------------------------
                 SUPER BAND and Design                             1,113,185                       2/13/79
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                          913,840                        6/8/71
- -------------------------------------------------------------------------------------------------------------------


- ----------

(1) The trademark database lists the owner of this mark as Fruit of the Loom, Inc., a Kentucky corporation.



- -------------------------------------------------------------------------------------------------------------------
                          MARK                                  REGISTRATION NO.              REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                          913,839                        6/8/71
- -------------------------------------------------------------------------------------------------------------------
                      Design Mark                                   913,838                        6/8/71
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                          679,661                        6/2/59
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                          678,530                        5/12/59
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                          688,053                       11/10/59
- -------------------------------------------------------------------------------------------------------------------
                    OMEGA (stylized)                                675,623                        3/17/59
- -------------------------------------------------------------------------------------------------------------------
                       TOP DRAWER                                   674,221                        2/17/59
- -------------------------------------------------------------------------------------------------------------------
                 PLANTATION and Design                              179,913                        2/19/24
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM (stylized)                          175,314                        11/6/23
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM (stylized)                          174,998                       10/30/23
- -------------------------------------------------------------------------------------------------------------------


STATE OR COMMONWEALTH MARKS

- -------------------------------------------------------------------------------------------------------------------
      STATE/COMMONWEALTH                   MARK                   REGISTRATION NO.             REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
         Puerto Rico                 FRUIT OF THE LOOM                 34,347                       7/31/95
- -------------------------------------------------------------------------------------------------------------------
         Puerto Rico                    Design Mark                    34,346                       7/31/95
- -------------------------------------------------------------------------------------------------------------------

                        RUSSELL HOSIERY MILLS, INC. (NC)

                                 U.S. TRADEMARKS

REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                  REGISTRATION NO.              REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
                      LOW RUNNERS                                  1,550,276                       8/1/89
- -------------------------------------------------------------------------------------------------------------------
                       SUPERBULK                                   1,362,094                       9/24/85
- -------------------------------------------------------------------------------------------------------------------
                       PROS KNOW                                   1,322,259                       2/26/85
- -------------------------------------------------------------------------------------------------------------------
                        IN-TREAD                                   1,344,653                       6/25/85
- -------------------------------------------------------------------------------------------------------------------
              RUSSELL NATIONAL and Design                          1,356,767                       8/27/85
- -------------------------------------------------------------------------------------------------------------------
                       DURASOCKS                                   1,176,329                       11/3/81
- -------------------------------------------------------------------------------------------------------------------
                        EVER DRY                                   1,148,059                       3/3/81
- -------------------------------------------------------------------------------------------------------------------
                       ULTRA DRY                                   1,148,459                       3/17/81
- -------------------------------------------------------------------------------------------------------------------
                        ALL DRY                                    1,148,458                       3/17/81
- -------------------------------------------------------------------------------------------------------------------
                      R and Design                                 1,149,019                       3/24/81
- -------------------------------------------------------------------------------------------------------------------
                 SHORTCUFFS (stylized)                             1,159,229                       6/30/81
- -------------------------------------------------------------------------------------------------------------------
                        PRO ROLL                                   1,127,560                      12/11/79
- -------------------------------------------------------------------------------------------------------------------
                   PRO MS. (stylized)                              1,125,598                       10/2/79
- -------------------------------------------------------------------------------------------------------------------
                  ATHLETTES and Design                             1,176,291                       11/3/81
- -------------------------------------------------------------------------------------------------------------------
                      CUSHION-PLUS                                  928,798                        2/8/72
- -------------------------------------------------------------------------------------------------------------------
                      FOOT-COZIES                                   770,409                        5/26/64
- -------------------------------------------------------------------------------------------------------------------
                       MITEY-BIGS                                   691,746                        1/19/60
- -------------------------------------------------------------------------------------------------------------------
                   ROCKAY (stylized)                                688,021                       11/10/59
- -------------------------------------------------------------------------------------------------------------------
                      CREW-TOPPER                                   670,977                        12/9/58
- -------------------------------------------------------------------------------------------------------------------

                     THE UNION UNDERWEAR COMPANY, INC. (NY)

                                 U.S. TRADEMARKS

REGISTERED MARKS
- -------------------------------------------------------------------------------------------------------------------
                          MARK                                  REGISTRATION NO.              REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
                  BLOOPERS! (stylized)                             2,101,575                       9/30/97
- -------------------------------------------------------------------------------------------------------------------
                       TRI COLORS                                  1,545,023                       6/20/89
- -------------------------------------------------------------------------------------------------------------------
                      KIDS KOLORS                                  1,919,828                       9/19/95
- -------------------------------------------------------------------------------------------------------------------
                  BLOOPERS! (stylized)                             1,464,698                      11/10/87
- -------------------------------------------------------------------------------------------------------------------
                     WARM FEELINGS                                 1,275,307                       4/24/84
- -------------------------------------------------------------------------------------------------------------------
                  SPORTIQUE and Design                             1,289,113                       8/7/84
- -------------------------------------------------------------------------------------------------------------------
                    MR. G and Design                                741,665                        12/4/62
- -------------------------------------------------------------------------------------------------------------------
                    JR. G and Design                                741,664                        12/4/62
- -------------------------------------------------------------------------------------------------------------------


STATE OR COMMONWEALTH MARKS

- -------------------------------------------------------------------------------------------------------------------
      STATE/COMMONWEALTH                   MARK                   REGISTRATION NO.             REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
         Puerto Rico                   SCREEN STARS                    31,097                       9/14/92
- -------------------------------------------------------------------------------------------------------------------
         Puerto Rico                     UNDEROOS                      21,922                      11/10/78
- -------------------------------------------------------------------------------------------------------------------

                     THE B.V.D. LICENSING CORPORATION (DEL.)

                                 U.S. TRADEMARKS

REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                  REGISTRATION NO.              REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
             COMFORT THAT DOESN'T WEAR OUT                         2,198,222                      10/20/98
- -------------------------------------------------------------------------------------------------------------------
                     BVD and Design                                1,506,054                       9/27/88
- -------------------------------------------------------------------------------------------------------------------
                     BVD and Design                                1,506,049                       9/27/88
- -------------------------------------------------------------------------------------------------------------------
                   LEGENDARY QUALITY                               1,464,625                      11/10/87
- -------------------------------------------------------------------------------------------------------------------
                     THE BODY BASIC                                1,145,835                       1/13/81
- -------------------------------------------------------------------------------------------------------------------
                     BVD and Design                                1,107,398                      11/28/78
- -------------------------------------------------------------------------------------------------------------------
                 MISS B.V.D. (stylized)                             824,467                        2/21/67
- -------------------------------------------------------------------------------------------------------------------
                 LADY B.V.D. (stylized)                             824,466                        2/21/67
- -------------------------------------------------------------------------------------------------------------------
                         B.V.D.                                     764,348                        2/4/64
- -------------------------------------------------------------------------------------------------------------------
                      MISS B.V.D.                                   688,379                       11/17/59
- -------------------------------------------------------------------------------------------------------------------
      "NEXT TO MYSELF I LIKE B.V.D. BEST" (stylized)                587,588                        3/30/54
- -------------------------------------------------------------------------------------------------------------------
                         B.V.D.                                     546,353                        8/7/51
- -------------------------------------------------------------------------------------------------------------------
                   B.V.D. and Design                                408,771                        8/29/44
- -------------------------------------------------------------------------------------------------------------------
                   B.V.D. (stylized)                                367,184                        5/9/39
- -------------------------------------------------------------------------------------------------------------------
                         B.V.D.                                      49,931                        2/27/06
- -------------------------------------------------------------------------------------------------------------------

                         GITANO FASHIONS LIMITED (DEL.)

                                 U.S. TRADEMARKS

PENDING APPLICATIONS
- -------------------------------------------------------------------------------------------------------------------
                          MARK                               APPLICATION SERIAL NO.              FILING DATE
- -------------------------------------------------------------------------------------------------------------------
                        GIT MORE                                   75/628,081                      1/26/99
- -------------------------------------------------------------------------------------------------------------------
                TECHNA SPORT and Design                            75/392,287                     11/18/97
- -------------------------------------------------------------------------------------------------------------------


REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                  REGISTRATION NO.              REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
                       EASY WAIST                                  2,061,524                       5/13/97
- -------------------------------------------------------------------------------------------------------------------
            GITANO AMERICAN MADE and Design                        1,881,529                       2/28/95
- -------------------------------------------------------------------------------------------------------------------
                   GITANO and Design                               1,766,799                       4/20/93
- -------------------------------------------------------------------------------------------------------------------
                      Design Mark                                  1,970,100                       4/23/96
- -------------------------------------------------------------------------------------------------------------------
         AMERICAN FREEDOM GITANO THE                               1,969,857                       4/23/96
        FREEDOM TO MOVE WITH COMFORT
    COMFORT & QUALITY GUARANTEED MADE IN USA
         PREMIUM JEANS SINCE 1971 100%
              COTTON and Design
- -------------------------------------------------------------------------------------------------------------------
                     GITANO (GYPSY)                                1,953,147                       1/30/96
- -------------------------------------------------------------------------------------------------------------------
            THE FREEDOM TO MOVE WITH COMFORT                       1,956,741                       2/13/96
- -------------------------------------------------------------------------------------------------------------------
                     ULTRA WEIGHTS                                 1,898,177                       6/6/95
- -------------------------------------------------------------------------------------------------------------------
               GITANO (GYPSY) and Design                           1,853,636                       9/13/94
- -------------------------------------------------------------------------------------------------------------------
               GITANO (GYPSY) and Design                           1,907,851                       7/25/95
- -------------------------------------------------------------------------------------------------------------------
              PS GITANO (GYPSY) and Design                         1,841,897                       6/28/94
- -------------------------------------------------------------------------------------------------------------------
                    FASHION STORIES                                1,839,952                       6/14/94
- -------------------------------------------------------------------------------------------------------------------
             FRIENDS UNITED FOR WORLD STYLE                        1,751,362                       2/9/93
- -------------------------------------------------------------------------------------------------------------------
                          PS 1                                     1,851,524                       8/30/94
- -------------------------------------------------------------------------------------------------------------------
                   GITANO and Design                               1,748,390                       1/26/93
- -------------------------------------------------------------------------------------------------------------------
                FIT 2B TRIED and Design                            1,782,281                       7/13/93
- -------------------------------------------------------------------------------------------------------------------
                      BABY GITANO                                  1,739,848                      12/15/92
- -------------------------------------------------------------------------------------------------------------------
                     GITANO HIKERS                                 1,834,690                       5/3/94
- -------------------------------------------------------------------------------------------------------------------
                   GITANO (stylized)                               1,748,208                       1/26/93
- -------------------------------------------------------------------------------------------------------------------
                WORKING TOGETHER FOR YOU                           1,736,704                       12/1/92
- -------------------------------------------------------------------------------------------------------------------
                      ACTION STEP                                  1,739,924                      12/15/92
- -------------------------------------------------------------------------------------------------------------------
               SUN KISS GITANO and Design                          1,775,911                       6/8/93
- -------------------------------------------------------------------------------------------------------------------
                        KNIT KIT                                   1,750,799                       2/2/93
- -------------------------------------------------------------------------------------------------------------------
               GITANO (GYPSY) and Design                           1,615,528                       10/2/90
- -------------------------------------------------------------------------------------------------------------------
                       EJ GITANO                                   1,568,238                      11/28/89
- -------------------------------------------------------------------------------------------------------------------
                     GITANO (GYPSY)                                1,578,252                       1/16/90
- -------------------------------------------------------------------------------------------------------------------
                    AMERICAN FREEDOM                               1,509,196                      10/18/88
- -------------------------------------------------------------------------------------------------------------------
                      TECHNA SPORT                                 1,512,612                      11/15/88
- -------------------------------------------------------------------------------------------------------------------
                TECHNA SPORT and Design                            1,512,611                      11/15/88
- -------------------------------------------------------------------------------------------------------------------
            GITANO SPORT (GYPSY) and Design                        1,511,720                       11/8/88
- -------------------------------------------------------------------------------------------------------------------
                    BEHIND THE SEAMS                               1,500,506                       8/16/88
- -------------------------------------------------------------------------------------------------------------------
                  DECK SHOE and Design                             1,489,428                       5/24/88
- -------------------------------------------------------------------------------------------------------------------
                    BASIC EQUIPMENT                                1,475,939                       2/9/88
- -------------------------------------------------------------------------------------------------------------------
                 INNER VIEW and Design                             1,467,477                       12/1/87
- -------------------------------------------------------------------------------------------------------------------
   GITANO MATERNITY APPAREL MA (TRIPTAKER) and Design              1,454,389                       8/25/87
- -------------------------------------------------------------------------------------------------------------------
             GITANO (TRIPTAKER) (stylized)                         1,453,287                       8/18/87
- -------------------------------------------------------------------------------------------------------------------
      GITANO (TRIP-TAKER, EXCURSIONIST) (stylized)                 1,460,809                      10/13/87
- -------------------------------------------------------------------------------------------------------------------
               SUN KISS GITANO and Design                          1,429,356                       2/17/87
- -------------------------------------------------------------------------------------------------------------------



- -------------------------------------------------------------------------------------------------------------------
                          MARK                                  REGISTRATION NO.              REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
            GITANO (EXCURSIONIST) (stylized)                       1,431,960                       3/10/87
- -------------------------------------------------------------------------------------------------------------------
                    RISE and Design                                1,406,820                       8/26/86
- -------------------------------------------------------------------------------------------------------------------
             P.S. GITANO (GYPSY) and Design                        1,385,286                       3/4/86
- -------------------------------------------------------------------------------------------------------------------
                    FIT TO BE TRIED                                1,457,486                       9/15/87
- -------------------------------------------------------------------------------------------------------------------
                THE JOY OF GETTING MORE                            1,271,916                       3/27/84
- -------------------------------------------------------------------------------------------------------------------
      GITANO (EXCURSIONIST TRIP-TAKER) and Design                  1,203,662                       8/3/82
- -------------------------------------------------------------------------------------------------------------------
                     PS (stylized)                                 1,182,266                      12/15/81
- -------------------------------------------------------------------------------------------------------------------
                   GITANO (TRAVELER)                               1,119,681                       6/5/79
- -------------------------------------------------------------------------------------------------------------------


                         JET SEW TECHNOLOGIES, INC. (NY)

                                 U.S. TRADEMARKS

REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                  REGISTRATION NO.              REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
                        JET SEW                                    1,547,088                       7/11/89
- -------------------------------------------------------------------------------------------------------------------
                       CLUPICKER                                   1,075,843                      10/25/77
- -------------------------------------------------------------------------------------------------------------------

                              PRO PLAYER, INC. (NY)

                                 U.S. TRADEMARKS

PENDING APPLICATIONS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                               APPLICATION SERIAL NO.              FILING DATE
- -------------------------------------------------------------------------------------------------------------------
                       PRO PLAYER                                  75/009,404                     10/24/95
- -------------------------------------------------------------------------------------------------------------------

REGISTERED MARKS
- -------------------------------------------------------------------------------------------------------------------
                          MARK                                  REGISTRATION NO.              REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
                  FANS GEAR (stylized)                             2,077,125                       7/8/97
- -------------------------------------------------------------------------------------------------------------------
                       PRO PLAYER                                  2,025,275                      12/24/96
- -------------------------------------------------------------------------------------------------------------------
                       PRO PLAYER                                  1,897,027                       5/30/95
- -------------------------------------------------------------------------------------------------------------------
                   WEAR THE ATTITUDE                               2,081,861                       7/22/97
- -------------------------------------------------------------------------------------------------------------------
                      P and Design                                 1,782,748                       7/20/93
- -------------------------------------------------------------------------------------------------------------------
                       PRO PLAYER                                  1,751,335                       2/9/93
- -------------------------------------------------------------------------------------------------------------------
                      DANIEL YOUNG                                 1,636,199                       2/26/91
- -------------------------------------------------------------------------------------------------------------------

                           SALEM SPORTSWEAR, INC. (NH)

                                 U.S. TRADEMARKS

REGISTERED MARKS
- -------------------------------------------------------------------------------------------------------------------
                          MARK                                  REGISTRATION NO.              REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
                       BABY SALEM                                  1,776,605                       6/15/93
- -------------------------------------------------------------------------------------------------------------------
                OFFICIAL FAN and Design                            1,685,400                       5/5/92
- -------------------------------------------------------------------------------------------------------------------
              SALEM SPORTSWEAR and Design                          1,791,681                       9/7/93
- -------------------------------------------------------------------------------------------------------------------


                     THE UNION UNDERWEAR COMPANY, INC. (NY)

                                  U.S. PATENTS

- -------------------------------------------------------------------------------------------------------------------
        PATENT NO.                FILING DATE                                     TITLE
- -------------------------------------------------------------------------------------------------------------------
         5,657,945                  2/5/96          Powerized unroller
- -------------------------------------------------------------------------------------------------------------------
         5,649,435                  11/7/95         Circular knitting machine with replaceable knitting head
- -------------------------------------------------------------------------------------------------------------------
         5,533,461                  2/10/95         Pocket hemmer having a thread break sensor
- -------------------------------------------------------------------------------------------------------------------
         5,443,024                 10/26/93         Pocket hemmer
- -------------------------------------------------------------------------------------------------------------------
         5,135,580                  3/27/91         Filter-washing system
- -------------------------------------------------------------------------------------------------------------------
         5,042,272                  7/12/90         Knitting machine fabric roll doffing apparatus
- -------------------------------------------------------------------------------------------------------------------
         4,524,706                  9/25/81         Trim attaching machine and method
- -------------------------------------------------------------------------------------------------------------------
         4,324,004                  7/9/80          Method for making fused collars and product resulting therefrom
- -------------------------------------------------------------------------------------------------------------------

                         JET SEW TECHNOLOGIES, INC. (NY)

                                  U.S. PATENTS

- -------------------------------------------------------------------------------------------------------------------
        PATENT NO.                FILING DATE                                     TITLE
- -------------------------------------------------------------------------------------------------------------------
         5,881,661                 11/19/97         Leg binding attachment system
- -------------------------------------------------------------------------------------------------------------------
         5,816,178                  9/20/95         Automatic unloading and stacking apparatus
- -------------------------------------------------------------------------------------------------------------------
         5,809,919                  9/18/96         Clamping device and method for an automatic sewing system
- -------------------------------------------------------------------------------------------------------------------
         5,806,449                  4/3/96          Method and apparatus for attaching sleeves to shirt bodies
- -------------------------------------------------------------------------------------------------------------------
         5,746,427                  9/26/95         Roller type stacker and method for stacking pieces of limp material
- -------------------------------------------------------------------------------------------------------------------
         5,622,129                 10/20/95         Pneumatic tensioning arm for automated sewing machine
- -------------------------------------------------------------------------------------------------------------------
         5,622,128                 10/20/95         Fabric tensioning system and separator plate for automated sewing machine
- -------------------------------------------------------------------------------------------------------------------
         5,600,906                  10/3/95         Automatic suction type transfer of limp material on conveyors
- -------------------------------------------------------------------------------------------------------------------
         5,555,833                  8/22/94         Sleeve insertion system for the manufacture of shirts
- -------------------------------------------------------------------------------------------------------------------
         5,553,561                 10/25/94         Sleeve insertion system with edge guide feature
- -------------------------------------------------------------------------------------------------------------------
         5,505,149                  4/18/95         Method and apparatus for attaching sleeves to shirt bodies
- -------------------------------------------------------------------------------------------------------------------
         5,406,900                  10/1/93         Method and apparatus for attaching sleeves to tubular shirt bodies
- -------------------------------------------------------------------------------------------------------------------
         5,365,867                  8/27/93         Style group recognition system for automated sewing patterns
- -------------------------------------------------------------------------------------------------------------------
         5,349,913                  5/14/93         Method and apparatus for attaching sleeves to tubular shirt bodies
- -------------------------------------------------------------------------------------------------------------------
         5,349,912                  3/25/93         Pocket setter for flat and tabular garments
- -------------------------------------------------------------------------------------------------------------------
         5,255,621                  6/24/92         Turret pocket setter for tubular fabrics
- -------------------------------------------------------------------------------------------------------------------
         5,029,537*                 6/14/89         Method and apparatus for contoured folding and hemming of fabric parts, such as pocket plies
- -------------------------------------------------------------------------------------------------------------------
         4,865,309*                 8/4/88          Method and apparatus for aligning workpieces of variable lengths
- -------------------------------------------------------------------------------------------------------------------
         4,602,580                  1/22/85         Method and apparatus for forming sleeve packets
- -------------------------------------------------------------------------------------------------------------------
         4,333,409                 12/21/79         Fabric label feeding means
- -------------------------------------------------------------------------------------------------------------------

*  There is a gap in the chain of title of this patent between Cluett, Peabody
& Co., Inc. and West Point-Pepperell, Inc., the party which assigned the patent to Jet Sew. Cluett, Peabody merged with West Point Pepperell on January 1, 1989.

                             FRUIT OF THE LOOM, INC.

                                 U.S. COPYRIGHTS

- -------------------------------------------------------------------------------------------------------------------
     REGISTRATION NO.         REGISTRATION DATE                                   TITLE
- -------------------------------------------------------------------------------------------------------------------
         VA391019                  12/18/89         The Cat and the fiddle
- -------------------------------------------------------------------------------------------------------------------
         VA389170                  12/27/89         Mary had a little lamb
- -------------------------------------------------------------------------------------------------------------------
         VA382749                  12/18/89         Little Miss Muffet
- -------------------------------------------------------------------------------------------------------------------
         VA306940                  4/18/88          [Bears & hearts]
- -------------------------------------------------------------------------------------------------------------------
         VA306938                  4/18/88          [Berry vines]
- -------------------------------------------------------------------------------------------------------------------
         VA305373                  5/17/88          Country fresh
- -------------------------------------------------------------------------------------------------------------------
         VA305372                  5/17/88          Butterfly bows
- -------------------------------------------------------------------------------------------------------------------
         VA305371                  5/17/88          [Bows, bows, and more bows
- -------------------------------------------------------------------------------------------------------------------
         VA303470                  5/18/88          Tender hearts
- -------------------------------------------------------------------------------------------------------------------
         VA303469                  5/18/88          Cute as a button
- -------------------------------------------------------------------------------------------------------------------
         VA302022                  4/18/88          Bubbles
- -------------------------------------------------------------------------------------------------------------------
         VA283483                  10/29/87         Panda parade (paper dolls)
- -------------------------------------------------------------------------------------------------------------------
         VA282894                  10/29/87         Make a wish
- -------------------------------------------------------------------------------------------------------------------
         VA281605                  10/29/87         Make a friend
- -------------------------------------------------------------------------------------------------------------------
         VA281371                  10/30/87         I'm somebody special
- -------------------------------------------------------------------------------------------------------------------
         VA281365                  10/29/87         Panda parade (Rocking horse)
- -------------------------------------------------------------------------------------------------------------------
         VA281319                  10/29/87         Panda parade (balloons)
- -------------------------------------------------------------------------------------------------------------------
         VA274140                  6/17/87          World of dolls
- -------------------------------------------------------------------------------------------------------------------
         VA273370                  7/15/87          World of dolls
- -------------------------------------------------------------------------------------------------------------------
         VA270591                  6/15/86          World of dolls (United States)
- -------------------------------------------------------------------------------------------------------------------
         VA227697                  11/6/85          Unicorns
- -------------------------------------------------------------------------------------------------------------------
         VA227696                  11/6/85          Winged pony
- -------------------------------------------------------------------------------------------------------------------
         VA227695                  11/6/85          Pegasus
- -------------------------------------------------------------------------------------------------------------------
         VA227694                  11/6/85          Gumballs
- -------------------------------------------------------------------------------------------------------------------
         VA227693                  11/6/85          Little Bo Peep
- -------------------------------------------------------------------------------------------------------------------
         VA227692                  11/6/85          The Cat and the fiddle
- -------------------------------------------------------------------------------------------------------------------
         VA227691                  11/6/85          Little Miss Muffet
- -------------------------------------------------------------------------------------------------------------------
         VA227690                  11/6/85          Picnic
- -------------------------------------------------------------------------------------------------------------------
         VA227689                  11/6/85          Babies
- -------------------------------------------------------------------------------------------------------------------
         VA224710                  11/6/85          Balloons
- -------------------------------------------------------------------------------------------------------------------
         VA224709                  11/6/85          Rainbows
- -------------------------------------------------------------------------------------------------------------------
         VA224708                  11/6/85          Music
- -------------------------------------------------------------------------------------------------------------------
         VA221519                  4/14/86          Up, up, and away
- -------------------------------------------------------------------------------------------------------------------
         VA221516                  4/14/86          Butterflies are pretty
- -------------------------------------------------------------------------------------------------------------------
         VA221515                  4/14/86          Goldilocks
- -------------------------------------------------------------------------------------------------------------------
         VA221514                  4/14/86          Red Riding Hood
- -------------------------------------------------------------------------------------------------------------------
         VA221513                  4/14/86          Alice in Wonderland
- -------------------------------------------------------------------------------------------------------------------
         VA221512                  4/14/86          Love is my friends
- -------------------------------------------------------------------------------------------------------------------
         VA205004                  11/13/85         Raindrops
- -------------------------------------------------------------------------------------------------------------------
         VA205003                  11/13/85         Butterflies
- -------------------------------------------------------------------------------------------------------------------
         VA205002                  11/13/85         Hearts
- -------------------------------------------------------------------------------------------------------------------

                          UNION UNDERWEAR COMPANY, INC.

                                 U.S. COPYRIGHTS

- -------------------------------------------------------------------------------------------------------------------
     REGISTRATION NO.         REGISTRATION DATE                                   TITLE
- -------------------------------------------------------------------------------------------------------------------
         VAu34856                   2/1/82          Hi, Emma
- -------------------------------------------------------------------------------------------------------------------
         VA205005                  11/13/85         3 decorated girls' briefs: with 3 related designs
- -------------------------------------------------------------------------------------------------------------------
         VA165390                   9/5/84          Warm feelings
- -------------------------------------------------------------------------------------------------------------------
         VA 19740                  3/22/79          Underoos, underwear that's fun to wear!
- -------------------------------------------------------------------------------------------------------------------
         VA 11273                  11/13/78         Superman Underoos, underwear that's fun to wear!
- -------------------------------------------------------------------------------------------------------------------
         VA 11272                  11/13/78         Betty Underoos, underwear that's fun to wear!
- -------------------------------------------------------------------------------------------------------------------
         PA 16155                  11/13/78         Boys
- -------------------------------------------------------------------------------------------------------------------
         PA 16154                  11/13/78         Girls
- -------------------------------------------------------------------------------------------------------------------

                         FRUIT OF THE LOOM, INC. (N.Y.)

                               CANADIAN TRADEMARKS


PENDING APPLICATIONS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   APPLICATION NO.                 FILING DATE
- -------------------------------------------------------------------------------------------------------------------
                     CUMBERLAND BAY                                  0893,135                      10/13/98
- -------------------------------------------------------------------------------------------------------------------

REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.             REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                          TMA481,032                     8/20/97
- -------------------------------------------------------------------------------------------------------------------
       FRUIT OF THE LOOM FEMININE STYLE and Design                  TMA420,531                     12/10/93
- -------------------------------------------------------------------------------------------------------------------
                FRUIT OF THE LOOM CASUALS                           TMA406,289                     12/18/92
- -------------------------------------------------------------------------------------------------------------------
                      GOLDEN BLEND                                  TMA338,954                      4/8/88
- -------------------------------------------------------------------------------------------------------------------
                         FUNGALS                                    TMA328,122                     5/29/87
- -------------------------------------------------------------------------------------------------------------------
                  SUPERBAND and Design                              TMA360,523                     10/20/89
- -------------------------------------------------------------------------------------------------------------------
                         FUNPALS                                    TMA327,378                      5/8/87
- -------------------------------------------------------------------------------------------------------------------
           ATLANTIC TRADING COMPANY and Design                      TMA306,864*                    9/13/85
- -------------------------------------------------------------------------------------------------------------------
                       WIND SEEKER                                  TMA302,716*                    5/10/85
- -------------------------------------------------------------------------------------------------------------------
                    P.R.O. and Design                               TMA282,187*                     8/5/83
- -------------------------------------------------------------------------------------------------------------------
                      SCREEN STARTS                                 TMA282,549                     8/19/83
- -------------------------------------------------------------------------------------------------------------------
                       UNDERSKINS                                   TMA247,327*                    6/27/80
- -------------------------------------------------------------------------------------------------------------------
                   UNDEROOS and Design                              TMA243,852                     4/25/80
- -------------------------------------------------------------------------------------------------------------------
                   ATLANTIC and Design                              TMA218,100*                    12/31/76
- -------------------------------------------------------------------------------------------------------------------
                   FERGUSSON ATLANTIC                               TMA214,401*                    6/18/76
- -------------------------------------------------------------------------------------------------------------------
                         DURAFIT                                    TMA141,775*                     9/3/65
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                          TMA120,178                     11/18/60
- -------------------------------------------------------------------------------------------------------------------
                    FRUIT OF THE LOOM                              TMDA033,513                      6/1/23
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                         TMDA028,668                      7/8/21
- -------------------------------------------------------------------------------------------------------------------
                        ATLANTIC                                   TMDA026,681*                    6/10/20
- -------------------------------------------------------------------------------------------------------------------

*Subject to a security interest recorded with CIPO on June 9, 1989.


                          UNION UNDERWEAR COMPANY, INC.

                               CANADIAN TRADEMARKS

REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.             REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
                   BLOOPERS and Design                              TMA409,472                     3/12/93
- -------------------------------------------------------------------------------------------------------------------
                      WARM FEELINGS                                 TMA343,893                     8/19/88
- -------------------------------------------------------------------------------------------------------------------
                        BLOOPERS                                    TMA398,597                     5/29/92
- -------------------------------------------------------------------------------------------------------------------

                             THE B.V.D. CORPORATION

                               CANADIAN TRADEMARKS

REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.             REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
    B.V.D. MADE FOR THE BEST RETAIL TRADE and Design               NFLD002,352                     11/9/39
- -------------------------------------------------------------------------------------------------------------------


                             GITANO FASHIONS LIMITED

                               CANADIAN TRADEMARKS

REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.             REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
   BECAUSE LEGS ARE THE PEDESTAL EVERY WOMAN STANDS ON              TMA426,298                     4/15/94
- -------------------------------------------------------------------------------------------------------------------
                     EMPORIO GITANO                                 TMA440,737                     3/24/95
- -------------------------------------------------------------------------------------------------------------------
                         GITANO                                     TMA440,419                     3/17/95
- -------------------------------------------------------------------------------------------------------------------
                         GITANO                                     TMA402,647                     9/11/92
- -------------------------------------------------------------------------------------------------------------------
          LINEA GITANO (GYPSY LINE) and Design                      TMA440,226                     3/10/95
- -------------------------------------------------------------------------------------------------------------------
                    GITANO COLLECTION                               TMA400,405                     7/24/92
- -------------------------------------------------------------------------------------------------------------------
                      GITANO FAMILY                                 TMA389,886                     11/8/91
- -------------------------------------------------------------------------------------------------------------------
                  THE SPIRIT OF FAMILY                              TMA389,510                     10/25/91
- -------------------------------------------------------------------------------------------------------------------
                         FAMILY                                     TMA389,883                     11/8/91
- -------------------------------------------------------------------------------------------------------------------
                         GITANO                                     TMA244,568                      5/9/80
- -------------------------------------------------------------------------------------------------------------------


                           RUSSELL HOSIERY MILLS, INC.

                               CANADIAN TRADEMARKS

REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.             REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
               RUSSELL NATIONAL and Design                          TMA201,607                      9/6/74
- -------------------------------------------------------------------------------------------------------------------

                             SALEM SPORTSWEAR, INC.

                               CANADIAN TRADEMARKS

REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.             REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
               SALEM SPORTSWEAR and Design                          TMA407,112                     1/22/93
- -------------------------------------------------------------------------------------------------------------------


                             FRUIT OF THE LOOM, INC.

                                   U.K. MARKS

PENDING APPLICATIONS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   APPLICATION NO.               APPLICATION DATE
- -------------------------------------------------------------------------------------------------------------------
                         SOFSPUN                                     2149670                       10/30/97
- -------------------------------------------------------------------------------------------------------------------


REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.              APPLICATION DATE
- -------------------------------------------------------------------------------------------------------------------
                CUMBERLAND BAY and Design                            2179629                       10/14/98
- -------------------------------------------------------------------------------------------------------------------
                 SCREEN STARS and Design                             2012849                       3//2/95
- -------------------------------------------------------------------------------------------------------------------
                          FRUIT                                      2010168                        2/6/95
- -------------------------------------------------------------------------------------------------------------------
           LIFE LIBERTY AND FRUIT OF THE LOOM                        1585890                       9/26/94
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                           1568017                        4/7/94
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                           1535273                       5/10/93
- -------------------------------------------------------------------------------------------------------------------
                        ART WORKS                                    B1180540                      8/21/82
- -------------------------------------------------------------------------------------------------------------------
                      SCREEN STARS                                   B1171913                      3/20/82
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                           1151358                       3/27/81
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                           B1115563                       6/7/79
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                           1102521                       10/6/78
- -------------------------------------------------------------------------------------------------------------------
                        UNDEROOS                                     1102155                       9/29/78
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                           B1019585                      10/25/73
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                           B997014                       8/16/72
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                           B982461                       11/1/71
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM (stylized)                           B790246                       4/29/59
- -------------------------------------------------------------------------------------------------------------------
                       FRUIT BRAND                                    790245                       4/29/59
- -------------------------------------------------------------------------------------------------------------------
                       APPLE BRAND                                    790244                       4/29/59
- -------------------------------------------------------------------------------------------------------------------
                       Design Mark                                    790243                       4/29/59
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                           B703941                       1/11/52
- -------------------------------------------------------------------------------------------------------------------
  FRUIT OF THE LOOM THE ORIGINAL SINCE 1851 and Design               1469566                        7/4/91
- -------------------------------------------------------------------------------------------------------------------
                      SCREEN STARS                                   1284266                       10/7/86
- -------------------------------------------------------------------------------------------------------------------
                      TUTTI FRUTTI                                   1280865                       10/2/86
- -------------------------------------------------------------------------------------------------------------------

                                    CTM MARKS

PENDING APPLICATIONS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   APPLICATION NO.                 FILING DATE
- -------------------------------------------------------------------------------------------------------------------
                          FRUIT                                       745216                       1/27/98
- -------------------------------------------------------------------------------------------------------------------
                    FRUIT OF THE LOOM                                 731737                       1/27/98
- -------------------------------------------------------------------------------------------------------------------
  FRUIT OF THE LOOM THE ORIGINAL SINCE 1851 and Design                183384                        4/1/96
- -------------------------------------------------------------------------------------------------------------------


REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.             REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                            183608                        7/9/98
- -------------------------------------------------------------------------------------------------------------------
                      SCREEN STARS                                    183517                        7/9/98
- -------------------------------------------------------------------------------------------------------------------
                       Design Mark                                    183558                        7/9/98
- -------------------------------------------------------------------------------------------------------------------
                          FRUIT                                       183491                        4/1/96
- -------------------------------------------------------------------------------------------------------------------
                         LOFTEEZ                                      322545                       8/14/96
- -------------------------------------------------------------------------------------------------------------------


                                   SPAIN MARKS

REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.             REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
                CUMBERLAND BAY and Design                           2193499 M                      4/20/99
- -------------------------------------------------------------------------------------------------------------------
             FLOWERS IN THE MOON and Design                         2040195 M                       9/5/97
- -------------------------------------------------------------------------------------------------------------------
                   FLOWERS IN THE MOON                              1941359 M                       9/5/95
- -------------------------------------------------------------------------------------------------------------------
           LIFE, LIBERTY AND FRUIT OF THE LOOM                      1922802 M                       5/4/95
- -------------------------------------------------------------------------------------------------------------------
  FRUIT OF THE LOOM THE ORIGINAL SINCE 1851 and Design              1915719 M                       3/3/95
- -------------------------------------------------------------------------------------------------------------------
      LIFE LIBERTY AND FRUIT OF THE LOOM and Design                 1911467 M                      11/20/95
- -------------------------------------------------------------------------------------------------------------------
      LIFE LIBERTY AND FRUIT OF THE LOOM and Design                 1911466 M                      10/5/95
- -------------------------------------------------------------------------------------------------------------------
                      OFFICIAL FAN                                  1815450 M                      11/4/94
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                          1810918 M                      11/4/94
- -------------------------------------------------------------------------------------------------------------------
              SCREEN STARS BEST and Design                          1801507 M                      10/20/94
- -------------------------------------------------------------------------------------------------------------------
                 SCREEN STARS and Design                            1801506 M                      10/20/94
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                          1649379 M                      9/20/93
- -------------------------------------------------------------------------------------------------------------------
                      SCREEN STARS                                  1113967 M                      5/20/86
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                           950518 M                      10/5/81
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                           920536 M                      5/20/80
- -------------------------------------------------------------------------------------------------------------------
                  DISENO (Design Mark)                               569275 M                       9/4/68
- -------------------------------------------------------------------------------------------------------------------
                    FRUIT OF THE LOOM                                569274 M                       9/4/68
- -------------------------------------------------------------------------------------------------------------------

                                  FRANCE MARKS

REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.              APPLICATION DATE
- -------------------------------------------------------------------------------------------------------------------
           LIFE LIBERTY AND FRUIT OF THE LOOM                       94 536331                      9/16/94
- -------------------------------------------------------------------------------------------------------------------
  FRUIT OF THE LOOM THE ORIGINAL SINCE 1851 and Design              94 526390                      6/27/94
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                          94 524121                      6/10/94
- -------------------------------------------------------------------------------------------------------------------
                    FRUIT OF THE LOOM                               94 520679                      5/18/94
- -------------------------------------------------------------------------------------------------------------------
      VIVRE ETRE LIBRE FRUIT OF THE LOOM and Design                 94 521120                      5/20/94
- -------------------------------------------------------------------------------------------------------------------
                      OFFICIAL FAN                                  94 516150                      4/19/94
- -------------------------------------------------------------------------------------------------------------------
          MARQUE FIGUARTIVE PURE (Design Mark)                       1682767                       7/25/91
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                           1232596                       4/27/83
- -------------------------------------------------------------------------------------------------------------------
                      SCREEN STARS                                   1208106                        7/2/82
- -------------------------------------------------------------------------------------------------------------------
                      MADEMOISELLE                                   1178321                       1/30/92
- -------------------------------------------------------------------------------------------------------------------
            EASY FRUIT OF THE LOOM and Design                        1160623                       1/23/81
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                           1070535                        4/5/78
- -------------------------------------------------------------------------------------------------------------------
          MARQUE FIGURATIVE PURE (Design Mark)                       1046645                        4/5/78
- -------------------------------------------------------------------------------------------------------------------

                                  BENELUX MARKS

PENDING APPLICATIONS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   APPLICATION NO.                 FILING DATE
- -------------------------------------------------------------------------------------------------------------------
                     CUMBERLAND BAY                                   924672                       10/12/98
- -------------------------------------------------------------------------------------------------------------------


REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.              APPLICATION DATE
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                            557224                       8/26/94
- -------------------------------------------------------------------------------------------------------------------
  FRUIT OF THE LOOM THE ORIGINAL SINCE 1851 and Design                550890                       6/22/94
- -------------------------------------------------------------------------------------------------------------------
                    FRUIT OF THE LOOM                                 550586                        6/9/94
- -------------------------------------------------------------------------------------------------------------------
                       Design Mark                                    515744                       6/30/92
- -------------------------------------------------------------------------------------------------------------------
          EASY BY FRUIT OF THE LOOM and Design                        394878                       10/28/83
- -------------------------------------------------------------------------------------------------------------------
            EASY FRUIT OF THE LOOM and Design                         371620                       12/18/80
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                            367737                        8/4/80
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                            364261                        3/7/80
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                            318919                       4/25/73
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                            308329                       1/18/72
- -------------------------------------------------------------------------------------------------------------------
                      SCREEN STARS                                    380565                       3/15/82
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                            99401                        12/9/71
- -------------------------------------------------------------------------------------------------------------------

                                  DENMARK MARKS

REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.             REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
                CUMBERLAND BAY and Design                          VR 4429 1998                    12/17/98
- -------------------------------------------------------------------------------------------------------------------
                FIGURMAERKE (Design Mark)                          VR 7785 1994                    11/11/94
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                         VR 7784 1994                    11/11/94
- -------------------------------------------------------------------------------------------------------------------
  FRUIT OF THE LOOM THE ORIGINAL SINCE 1851 and Design             VR 6171 1994                     9/9/94
- -------------------------------------------------------------------------------------------------------------------
                    FRUIT OF THE LOOM                              VR 5634 1994                    8/19/94
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                         VR 731 1974                     3/15/74
- -------------------------------------------------------------------------------------------------------------------
                      SCREEN STARS                                 VR 314 1983                     1/28/83
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                         VR 936 1981                      3/6/81
- -------------------------------------------------------------------------------------------------------------------


                                SWITZERLAND MARKS

PENDING APPLICATIONS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   APPLICATION NO.                 FILING DATE
- -------------------------------------------------------------------------------------------------------------------
                        ART WORKS                                      2636                        4/11/96
- -------------------------------------------------------------------------------------------------------------------
                       Design Mark                                     5845                        8/26/94
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                             5844                        8/26/94
- -------------------------------------------------------------------------------------------------------------------
  FRUIT OF THE LOOM THE ORIGINAL SINCE 1851 and Design                 4403                        6/28/94
- -------------------------------------------------------------------------------------------------------------------
                    FRUIT OF THE LOOM                                  3221                        5/11/94
- -------------------------------------------------------------------------------------------------------------------


REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.              APPLICATION DATE
- -------------------------------------------------------------------------------------------------------------------
                CUMBERLAND BAY and Design                             459288                       10/14/98
- -------------------------------------------------------------------------------------------------------------------
                        ART WORKS                                     440455                       4/11/96
- -------------------------------------------------------------------------------------------------------------------
                       Design Mark                                    426086                       8/26/94
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                            426085                       8/26/94
- -------------------------------------------------------------------------------------------------------------------
  FRUIT OF THE LOOM THE ORIGINAL SINCE 1851 and Design                421749                       6/28/94
- -------------------------------------------------------------------------------------------------------------------
                    FRUIT OF THE LOOM                                 421148                       5/11/94
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                            313912                       8/19/80
- -------------------------------------------------------------------------------------------------------------------
          EASY BY FRUIT OF THE LOOM and Design                        312129                       11/2/81
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                            304308                       1/17/80
- -------------------------------------------------------------------------------------------------------------------


                                  AUSTRIA MARKS

REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.             REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
                CUMBERLAND BAY and Design                             179539                       12/14/98
- -------------------------------------------------------------------------------------------------------------------
  FRUIT OF THE LOOM THE ORIGINAL SINCE 1851 and Design                155802                       12/16/94
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                            155102                       10/31/94
- -------------------------------------------------------------------------------------------------------------------
                       Design Mark                                    155101                       10/31/94
- -------------------------------------------------------------------------------------------------------------------
                    FRUIT OF THE LOOM                                 153015                        6/9/94
- -------------------------------------------------------------------------------------------------------------------
            EASY FRUIT OF THE LOOM and Design                         96494                        3/26/81
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                            93791                        4/30/80
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                            80396                         7/9/75
- -------------------------------------------------------------------------------------------------------------------

                                  GERMANY MARKS

REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.             REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
                CUMBERLAND BAY and Design                            39860298                      11/12/98
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                           2096767                       5/17/95
- -------------------------------------------------------------------------------------------------------------------
  FRUIT OF THE LOOM THE ORIGINAL SINCE 1851 and Design               2092012                       2/16/95
- -------------------------------------------------------------------------------------------------------------------
                      SCREEN STARS                                    652433                        3/3/93
- -------------------------------------------------------------------------------------------------------------------
           FRUIT OF THE LOOM LARGE and Design                        0889052                       12/23/71
- -------------------------------------------------------------------------------------------------------------------
                   LOOMER S and Design                               1108699                       7/15/87
- -------------------------------------------------------------------------------------------------------------------
                  LADY FRUIT and Design                              1108698                       7/15/87
- -------------------------------------------------------------------------------------------------------------------
            REINES BILDZEICHEN (Design Mark)                         1108697                       7/15/87
- -------------------------------------------------------------------------------------------------------------------
                        LOOMER S                                     1106798                       5/29/87
- -------------------------------------------------------------------------------------------------------------------
                       MASTER LOOM                                   1116057                       12/29/87
- -------------------------------------------------------------------------------------------------------------------
                      MASTER FRUIT                                   1116056                       12/29/87
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                           1079650                       7/17/85
- -------------------------------------------------------------------------------------------------------------------
            REINES BILDZEICHEN (Design Mark)                         1079649                       7/17/85
- -------------------------------------------------------------------------------------------------------------------
                      SCREEN STARS                                   1038809                       9/24/82
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                           1036070                       9/14/81
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                           1030504                        3/9/82
- -------------------------------------------------------------------------------------------------------------------
        GOOD MORNING FRUIT OF THE LOOM and Design                    1020030                        7/9/81
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                            974820                        8/3/78
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                            907573                       7/18/73
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                           0903578                       3/21/73
- -------------------------------------------------------------------------------------------------------------------

                                   ITALY MARKS

PENDING APPLICATIONS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   APPLICATION NO.                 FILING DATE
- -------------------------------------------------------------------------------------------------------------------
                        UNDEROOS                                  99 804 MILANO                    1/28/99
- -------------------------------------------------------------------------------------------------------------------
                CUMBERLAND BAY and Design                         98 9935 MILANO                   10/14/98
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                        98 2769 MILANO                   3/19/98
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                       97 11632 MILANO                   12/22/97
- -------------------------------------------------------------------------------------------------------------------

REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.             REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
           LIFE, LIBERTY AND FRUIT OF THE LOOM                        698959                       12/24/96
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                            697536                       12/18/96
- -------------------------------------------------------------------------------------------------------------------
  FRUIT OF THE LOOM THE ORIGINAL SINCE 1851 and Design                687482                       12/18/96
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                            675483                       4/12/96
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                            670175                        2/9/96
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                            667029                       1/26/96
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                            652762                        6/7/95
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                            640255                       12/27/94
- -------------------------------------------------------------------------------------------------------------------
          MARCHO PURO FIGURATIVO (Design Mark)                        585081                       12/11/92
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                            585080                       12/11/92
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                            558704                       1/29/92
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                            487774                        2/8/88
- -------------------------------------------------------------------------------------------------------------------
                    FRUTTI DEL TELAIO                                 399103                        2/3/86
- -------------------------------------------------------------------------------------------------------------------
                         FRUTTI                                       399102                        2/3/86
- -------------------------------------------------------------------------------------------------------------------
                    FIORI DEL TELAIO                                  399101                        2/3/86
- -------------------------------------------------------------------------------------------------------------------
                      TUTTI FRUTTI                                    399100                        2/3/86
- -------------------------------------------------------------------------------------------------------------------
          EASY BY FRUIT OF THE LOOM and Design                        394718                       1/27/86
- -------------------------------------------------------------------------------------------------------------------
                EASY BY FRUIT OF THE LOOM                             387133                       1/10/86
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                            358542                       6/26/85
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                            357703                       6/26/85
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                            311765                       9/15/78
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                            296300                        6/9/76
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                            280756                       4/11/74
- -------------------------------------------------------------------------------------------------------------------
          MARCHIO PURO FIGURATIVO (Design Mark)                       260861                       6/19/72
- -------------------------------------------------------------------------------------------------------------------
                    FRUIT OF THE LOOM                                 260857                       6/19/72
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                            253171                        8/4/71
- -------------------------------------------------------------------------------------------------------------------


                                  MONACO MARKS

REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.              APPLICATION DATE
- -------------------------------------------------------------------------------------------------------------------
                    FRUIT OF THE LOOM                                 15372                        5/11/94
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                             8282                         5/7/80
- -------------------------------------------------------------------------------------------------------------------


                               LIECHTENSTEIN MARKS


REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.              APPLICATION DATE
- -------------------------------------------------------------------------------------------------------------------
            REINES BILDZEICHEN (Design Mark)                           9169                         9/7/94
- -------------------------------------------------------------------------------------------------------------------
                    FRUIT OF THE LOOM                                  9168                         9/7/94
- -------------------------------------------------------------------------------------------------------------------
        FRUIT OF THE LOOM THE ORIGINAL SINCE 1851                      9093                        6/27/94
- -------------------------------------------------------------------------------------------------------------------
                    FRUIT OF THE LOOM                                  9092                        6/27/94
- -------------------------------------------------------------------------------------------------------------------

                          UNION UNDERWEAR COMPANY, INC.

                                  FRANCE MARKS


REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.              APPLICATION DATE
- -------------------------------------------------------------------------------------------------------------------
                        UNDEROOS                                     1492399                       10/6/88
- -------------------------------------------------------------------------------------------------------------------

                                SWITZERLAND MARKS


REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.              APPLICATION DATE
- -------------------------------------------------------------------------------------------------------------------
                        UNDEROOS                                      314548                       10/8/81
- -------------------------------------------------------------------------------------------------------------------

                                  GERMANY MARKS

REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.             REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                           DD650640                      4/10/92
- -------------------------------------------------------------------------------------------------------------------
            REINES BILDZEICHEN (Design Mark)                         DD649231                       2/5/92
- -------------------------------------------------------------------------------------------------------------------
                    FRUIT OF THE LOOM                                DD649230                       2/5/92
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                           DD649229                       2/5/92
- -------------------------------------------------------------------------------------------------------------------
                           FOL                                       1179860                        8/5/91
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                           1174298                       3/27/91
- -------------------------------------------------------------------------------------------------------------------
                    FRUIT OF THE LOOM                                1161416                       7/24/90
- -------------------------------------------------------------------------------------------------------------------
                       LADY FRUIT                                    1141371                       6/16/89
- -------------------------------------------------------------------------------------------------------------------
                   UNDEROOS and Design                               1027157                       12/28/81
- -------------------------------------------------------------------------------------------------------------------
            REINES BILDZEICHEN (Design Mark)                          998426                       2/26/80
- -------------------------------------------------------------------------------------------------------------------
              FRUIT OF THE LOOM and Design                            998425                       2/26/80
- -------------------------------------------------------------------------------------------------------------------
                    FRUIT OF THE LOOM                                1003172                        6/9/80
- -------------------------------------------------------------------------------------------------------------------
                        UNDEROOS                                      991640                       10/11/79
- -------------------------------------------------------------------------------------------------------------------

                                   ITALY MARKS

REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.             REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
                      SCREEN STARS                                    406297                       2/24/86
- -------------------------------------------------------------------------------------------------------------------
                        UNDEROOS                                      365020                       8/26/85
- -------------------------------------------------------------------------------------------------------------------


                             THE B.V.D. CORPORATION

                                   U.K. MARKS

REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.              APPLICATION DATE
- -------------------------------------------------------------------------------------------------------------------
                     BVD and Design                                  1497231                        4/7/92
- -------------------------------------------------------------------------------------------------------------------
                         B.V.D.                                       924209                       4/26/68
- -------------------------------------------------------------------------------------------------------------------
                     BVD and Design                                   435263                       3/25/23
- -------------------------------------------------------------------------------------------------------------------

                                    CTM MARKS

REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.             REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
                           BVD                                        183079                       6/25/98
- -------------------------------------------------------------------------------------------------------------------
                     BVD and Design                                   183061                       6/25/98
- -------------------------------------------------------------------------------------------------------------------

                                   SPAIN MARKS

REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.             REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
                         B.V.D.                                      470471 M                      8/12/65
- -------------------------------------------------------------------------------------------------------------------
                         B.V.D.                                      460686 M                      11/28/64
- -------------------------------------------------------------------------------------------------------------------
                         B.V.D.                                      461461 M                      3/30/65
- -------------------------------------------------------------------------------------------------------------------
    MADE FOR THE B.V.D. BEST RETAIL TRADE and Design                 19625 M                       12/7/11
- -------------------------------------------------------------------------------------------------------------------

                                  FRANCE MARKS

REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.              APPLICATION DATE
- -------------------------------------------------------------------------------------------------------------------
                     BVD and Design                                 93 484581                      9/22/93
- -------------------------------------------------------------------------------------------------------------------
                     BVD and Design                                  1624287                       12/20/88
- -------------------------------------------------------------------------------------------------------------------
                     BVD and Design                                  1251163                       11/16/83
- -------------------------------------------------------------------------------------------------------------------

                                  BENELUX MARKS


REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.              APPLICATION DATE
- -------------------------------------------------------------------------------------------------------------------
                         B.V.D.                                        4296                         2/5/71
- -------------------------------------------------------------------------------------------------------------------

                                  DENMARK MARKS

REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.             REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
                           BVD                                     VR 2503 1956                    12/15/56
- -------------------------------------------------------------------------------------------------------------------
            BVD BEST RETAIL TRADE and Design                        VR 98 1946                     1/26/46
- -------------------------------------------------------------------------------------------------------------------

                                SWITZERLAND MARKS

PENDING APPLICATIONS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   APPLICATION NO.                 FILING DATE
- -------------------------------------------------------------------------------------------------------------------
  BVD LEGENDARY QUALITY SINCE 1876 BRADLEY VOORHEES DAY               10575                        9/21/93
                       and Design
- -------------------------------------------------------------------------------------------------------------------

                                  GERMANY MARKS

REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.             REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
                     BVD and Design                                  2065539                       5/24/94
- -------------------------------------------------------------------------------------------------------------------
      BVD MADE FOR THE BEST RETAIL TRADE and Design                  0439486                       11/14/31
- -------------------------------------------------------------------------------------------------------------------


                             GITANO FASHIONS LIMITED

                                    CTM MARKS

PENDING APPLICATIONS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                          APPLICATION NO.                 FILING DATE
- -------------------------------------------------------------------------------------------------------------------
                GITANO                                       178061                        4/1/96
- -------------------------------------------------------------------------------------------------------------------

                                  FRANCE MARKS

REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.              APPLICATION DATE
- -------------------------------------------------------------------------------------------------------------------
                         GITANO                                      1583820                       3/28/90
- -------------------------------------------------------------------------------------------------------------------


                                  BENELUX MARKS

REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.              APPLICATION DATE
- -------------------------------------------------------------------------------------------------------------------
                       GITANO USA                                     478904                       5/18/90
- -------------------------------------------------------------------------------------------------------------------
                       GITANO USA                                     369903                       11/25/80
- -------------------------------------------------------------------------------------------------------------------

                                  DENMARK MARKS

REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.             REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
                    GITANO and Design                              VR 1415 1992                    3/13/92
- -------------------------------------------------------------------------------------------------------------------


                                 AUSTRIA MARKS

REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.             REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
                    GITANO and Design                                 155093                       10/31/94
- -------------------------------------------------------------------------------------------------------------------

                                  GERMANY MARKS

REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.             REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
                    GITANO and Design                                39827902                      7/16/98
- -------------------------------------------------------------------------------------------------------------------
                         GITANO                                      2096500                       5/16/95
- -------------------------------------------------------------------------------------------------------------------
                         GITANO                                       652734                       4/19/93
- -------------------------------------------------------------------------------------------------------------------

                                PRO PLAYER, INC.

                                   U.K. MARKS

REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.              APPLICATION DATE
- -------------------------------------------------------------------------------------------------------------------
          PRO PLAYER BY DANIEL YOUNG and Design                      1463404                       4/29/91
- -------------------------------------------------------------------------------------------------------------------

                                    CTM MARKS

PENDING APPLICATION

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   APPLICATION NO.               APPLICATION DATE
- -------------------------------------------------------------------------------------------------------------------
                       PRO PLAYER                                     181347                        4/1/96
- -------------------------------------------------------------------------------------------------------------------


                                  FRANCE MARKS

REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.              APPLICATION DATE
- -------------------------------------------------------------------------------------------------------------------
                  PRO PLAYER and Design                              1683638                       7/29/91
- -------------------------------------------------------------------------------------------------------------------


                             SALEM SPORTSWEAR, INC.

                                    CTM MARKS

REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.             REGISTRATION DATE
- -------------------------------------------------------------------------------------------------------------------
                 OFFICIAL FAN and Design                              178103                        7/9/98
- -------------------------------------------------------------------------------------------------------------------

                                  FRANCE MARKS


REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                          MARK                                   REGISTRATION NO.              APPLICATION DATE
- -------------------------------------------------------------------------------------------------------------------
               SALEM SPORTSWEAR and Design                           1638301                       1/11/91
- -------------------------------------------------------------------------------------------------------------------

                                  GERMANY MARKS

REGISTERED MARKS

- -------------------------------------------------------------------------------------------------------------------
                         MARK                                   REGISTRATION NO.             REGISTRATION DATE
- --------------------------------------------------------------------------------------------------------------------
              SALEM SPORTSWEAR and Design                           2043876                        9/2/93
- --------------------------------------------------------------------------------------------------------------------

                          UNION UNDERWEAR COMPANY, INC.

                                 FOREIGN PATENTS


- -------------------------------------------------------------------------------------------------------------------
       PATENT NO.               ISSUE DATE                                      TITLE
- -------------------------------------------------------------------------------------------------------------------
      WIPO 9717485               5/15/97         Circular knitting machine with replaceable knitting head
- -------------------------------------------------------------------------------------------------------------------


                           JET SEW TECHNOLOGIES, INC.

                                 FOREIGN PATENTS

- -------------------------------------------------------------------------------------------------------------------
       PATENT NO.               ISSUE DATE                                      TITLE
- -------------------------------------------------------------------------------------------------------------------
     Canada 2095705              9/26/94         Pocket setting for flat and tubular garments
- -------------------------------------------------------------------------------------------------------------------
      Italy 1265078              10/30/96        Pocket setting for flat and tubular garments
- -------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 4(a)

              CHIEF EXECUTIVE OFFICES/PRINCIPAL PLACES OF BUSINESS


- -------------------------------------------------------------------------------------------------------------------
    NO.                TRANSACTION PARTY                                          LOCATIONS
- -------------------------------------------------------------------------------------------------------------------
     1.       Fruit of the Loom, Inc.                             a.  233 S. Wacker Drive, Chicago, IL  60606
                                                                  or
                                                                  b.  One Fruit of the Loom Drive
                                                                           Bowling Green, KY  42101-9015
- -------------------------------------------------------------------------------------------------------------------
     2.       Union Underwear Company, Inc.                       a.  One Fruit of the Loom Drive
                                                                           Bowling Green, KY  42101-9015
                                                                  or
                                                                  b.  233 S. Wacker Drive, Chicago, IL  60606
- -------------------------------------------------------------------------------------------------------------------
     3.       Aliceville Cotton Mill, Inc.                        a.  315 Alabama Street, Aliceville, AL  35442
                                                                  or
                                                                  b.  One Fruit of the Loom Drive
                                                                           Bowling Green, KY  42101-9015
                                                                  or
                                                                  c.  233 S. Wacker Drive, Chicago, IL  60606
- -------------------------------------------------------------------------------------------------------------------
     4.       The B.V.D. Licensing Corporation                    a.  One Fruit of the Loom Drive
                                                                           Bowling Green, KY  42101-9015
                                                                  or
                                                                  b.  233 S. Wacker Drive, Chicago, IL  60606
- -------------------------------------------------------------------------------------------------------------------
     5.       DeKalb Knitting Corporation                         a.  3398 Winn Avenue, Fort Payne, AL  35967
                                                                  or
                                                                  b.  One Fruit of the Loom Drive
                                                                           Bowling Green, KY  42101-9015
                                                                  or
                                                                  c.  233 S. Wacker Drive, Chicago, IL  60606
- -------------------------------------------------------------------------------------------------------------------
     6.       Fayette Cotton Mill, Inc.                           a.  807 8th Street, S.E., Fayette, AL  35555
                                                                  or
                                                                  b.  One Fruit of the Loom Drive
                                                                           Bowling Green, KY  42101-9015
                                                                  or
                                                                  c.  233 S. Wacker Drive, Chicago, IL  60606
- -------------------------------------------------------------------------------------------------------------------
     7.       FOL Caribbean Corporation                           a.  One Fruit of the Loom Drive
                                                                           Bowling Green, KY  42101-9015
                                                                  or
                                                                  b.  233 S. Wacker Drive, Chicago, IL  60606
- -------------------------------------------------------------------------------------------------------------------
     8.       Fruit of the Loom Arkansas, Inc.                    a.  1425 Crompton, Osceola, AR  72370
                                                                  or
                                                                  b.  One Fruit of the Loom Drive
                                                                           Bowling Green, KY  42101-9015
                                                                  or
                                                                  c.  233 S. Wacker Drive, Chicago, IL  60606
- -------------------------------------------------------------------------------------------------------------------


- -------------------------------------------------------------------------------------------------------------------
    NO.                TRANSACTION PARTY                                          LOCATIONS
- -------------------------------------------------------------------------------------------------------------------
     9.       Fruit of the Loom, Caribbean, Inc.                  a.  One Fruit of the Loom Drive
                                                                           Bowling Green, KY  42101-9015
                                                                  or
                                                                  b.  233 S. Wacker Drive, Chicago, IL  60606
- -------------------------------------------------------------------------------------------------------------------
     10.      Fruit of the Loom, Inc. (New York)                  a.  350 5th Avenue, Suite 640D,
                                                                           New York, NY  10018
                                                                  or
                                                                  b.  One Fruit of the Loom Drive
                                                                           Bowling Green, KY  42101-9015
                                                                  or
                                                                  c.  233 S. Wacker Drive, Chicago, IL  60606
- -------------------------------------------------------------------------------------------------------------------
     11.      Fruit of the Loom Trading Company                   a.  One Fruit of the Loom Drive
                                                                           Bowling Green, KY  42101-9015
                                                                  or
                                                                  b.  233 S. Wacker Drive, Chicago, IL  60606
- -------------------------------------------------------------------------------------------------------------------
     12.      FTL Regional Sales Co., Inc.                        a.  One Fruit of the Loom Drive
                                                                           Bowling Green, KY  42101-9015
                                                                  or
                                                                  b.  233 S. Wacker Drive, Chicago, IL  60606
- -------------------------------------------------------------------------------------------------------------------
     13.      FTL Sales Company, Inc.                             a.  350 5th Avenue, Suite 640D
                                                                           New York, NY  10018
                                                                  or
                                                                  b.  One Fruit of the Loom Drive
                                                                           Bowling Green, KY  42101-9015
                                                                  or
                                                                  c.  233 S. Wacker Drive, Chicago, IL  60606
- -------------------------------------------------------------------------------------------------------------------
     14.      Fruit of the Loom Texas, Inc.                       a.  5810 East Harrison, Harlingen, TX  78551
                                                                  or
                                                                  b.  One Fruit of the Loom Drive
                                                                           Bowling Green, KY  42101-9015
                                                                  or
                                                                  c.  233 S. Wacker Drive, Chicago, IL  60606
- -------------------------------------------------------------------------------------------------------------------
     15.      Gitano Fashions Limited                             a.  One Fruit of the Loom Drive
                                                                           Bowling Green, KY  42101-9015
                                                                  or
                                                                  b.  233 S. Wacker Drive, Chicago, IL  60606
- -------------------------------------------------------------------------------------------------------------------
     16.      Greenville Manufacturing, Inc.                      a.  1 Vlasic Drive, Greenville, MS  38701
                                                                  or
                                                                  b.  One Fruit of the Loom Drive
                                                                           Bowling Green, KY  42101-9015
                                                                  or
                                                                  c.  233 S. Wacker Drive, Chicago, IL  60606
- -------------------------------------------------------------------------------------------------------------------


- -------------------------------------------------------------------------------------------------------------------
    NO.                TRANSACTION PARTY                                          LOCATIONS
- -------------------------------------------------------------------------------------------------------------------
     17.      Jet Sew Technologies, Inc.                          a.  8119 State Route 12 North
                                                                           Barneveld, NY  13304
                                                                  or
                                                                  b.  One Fruit of the Loom Drive
                                                                           Bowling Green, KY  42101-9015
                                                                  or
                                                                  c.  233 S. Wacker Drive, Chicago, IL  60606
- -------------------------------------------------------------------------------------------------------------------
     18.      Leesburg Yarn Mills, Inc.                           a.  Highway 68 West, Leesburg, AL  35983
                                                                  or
                                                                  b.  One Fruit of the Loom Drive
                                                                           Bowling Green, KY  42101-9015
                                                                  or
                                                                  c.  233 S. Wacker Drive, Chicago, IL  60606
- -------------------------------------------------------------------------------------------------------------------
     19.      Martin Mills, Inc.                                  a.  Highway 31 North, St. Martinville, LA  70582
                                                                  or
                                                                  b.  One Fruit of the Loom Drive
                                                                           Bowling Green, KY  42101-9015
                                                                  or
                                                                  c.  233 S. Wacker Drive, Chicago, IL  60606
- -------------------------------------------------------------------------------------------------------------------
     20.      Pro Player, Inc.                                    a.  530 Secaucus Road, Secaucus, NJ  07094
                                                                  or
                                                                  b.  One Fruit of the Loom Drive
                                                                           Bowling Green, KY  42101-9015
                                                                  or
                                                                  c.  233 S. Wacker Drive, Chicago, IL  60606
                                                                  or
                                                                  d.  15 Hudson Park Drive, Hudson, NH  03051
- -------------------------------------------------------------------------------------------------------------------
     21.      Rabun Apparel, Inc.                                 a.  Route 1, Box 1, Kelly Creek Road
                                                                           Rabun Gap, GA  30568
                                                                  or
                                                                  b.  One Fruit of the Loom Drive
                                                                           Bowling Green, KY  42101-9015
                                                                  or
                                                                  c.  233 S. Wacker Drive, Chicago, IL  60606
- -------------------------------------------------------------------------------------------------------------------
     22.      Russell Hosiery Mills, Inc.                         a.  Highway 220, Russell Drive, Star, NC  27356
                                                                  or
                                                                  b.  One Fruit of the Loom Drive
                                                                           Bowling Green, KY  42101-9015
                                                                  or
                                                                  c.  233 S. Wacker Drive, Chicago, IL  60606
- -------------------------------------------------------------------------------------------------------------------
     23.      Salem Sportswear Corporation                        a  15 Hudson Park Drive, Hudson, NH  03051
                                                                  or
                                                                  b.  One Fruit of the Loom Drive
                                                                           Bowling Green, KY  42101-9015
                                                                  or
                                                                  c.  233 S. Wacker Drive, Chicago, IL  60606
- -------------------------------------------------------------------------------------------------------------------


- -------------------------------------------------------------------------------------------------------------------
    NO.                TRANSACTION PARTY                                          LOCATIONS
- -------------------------------------------------------------------------------------------------------------------
     24.      Salem Sportswear, Inc.                              a.  15 Hudson Park, Drive, Hudson, NH  03051
                                                                  or
                                                                  b.  One Fruit of the Loom Drive
                                                                           Bowling Green, KY  42101-9015
                                                                  or
                                                                  c.  233 S. Wacker Drive, Chicago, IL  60606
- -------------------------------------------------------------------------------------------------------------------
     25.      Sherman Warehouse Corporation                       a.  6th Avenue, Sherman, MS  38869
                                                                  or
                                                                  b.  One Fruit of the Loom Drive
                                                                           Bowling Green, KY  42101-9015
                                                                  or
                                                                  c.  233 S. Wacker Drive, Chicago, IL  60606
- -------------------------------------------------------------------------------------------------------------------
     26.      Union Sales, Inc.                                   a.  One Fruit of the Loom Drive
                                                                           Bowling Green, KY  42101-9015
                                                                  or
                                                                  b.  233 S. Wacker Drive, Chicago, IL  60606
- -------------------------------------------------------------------------------------------------------------------
     27.      Union Yarn Mills, Inc.                              a.  First Street, Jacksonville, AL  36265
                                                                  or
                                                                  b.  One Fruit of the Loom Drive
                                                                           Bowling Green, KY  42101-9015
                                                                  or
                                                                  c.  233 S. Wacker Drive, Chicago, IL  60606
- -------------------------------------------------------------------------------------------------------------------
     28.      Whitmire Manufacturing, Inc.                        a.  Hwy. 176/121, Whitmire, SC  29178
                                                                  or
                                                                  b.  One Fruit of the Loom Drive
                                                                           Bowling Green, KY  42101-9015
                                                                  or
                                                                  c.  233 S. Wacker Drive, Chicago, IL  60606
- -------------------------------------------------------------------------------------------------------------------
     29.      Winfield Cotton Mill, Inc.                          a.  Second Street South, Winfield, AL  35594
                                                                  or
                                                                  b.  One Fruit of the Loom Drive
                                                                           Bowling Green, KY  42101-9015
                                                                  or
                                                                  c.  233 S. Wacker Drive, Chicago, IL  60606
- -------------------------------------------------------------------------------------------------------------------
     30.      Fruit of the Loom, Ltd.                             a.       P.O. Box 31311 SMB
                                                                           Safehaven Corporate Center
                                                                           Grand Cayman, Cayman Islands
                                                                           British West Indies
- -------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 4(b)

                             LOCATIONS OF COLLATERAL

1.       233 S. Wacker Drive, Chicago, IL  60606
2.       One Fruit of the Loom Drive
         Bowling Green, KY  42101-9015
3.       315 Alabama Street, Aliceville, AL  35442
4.       3398 Winn Avenue, Fort Payne, AL  35967
5.       807 8th Street, S.E., Fayette, AL  35555
6.       Highway 68 West, Leesburg, AL  35983
7.       Second Street South, Winfield, AL  35594
8.       First Street, Jacksonville, AL  36265
9.       1425 Crompton, Osceola, AR  72370
10.      350 5th Avenue, Suite 640D,
         New York, NY  10018
11.      8119 State Route 12 North
         Barneveld, NY  13304
12.      5810 East Harrison, Harlingen, TX  78551
13.      1 Vlasic Drive, Greenville, MS  38701
14.      6th Avenue, Sherman, MS  38869
15.      Highway 31 North, St. Martinville, LA  70582
16.      530 Secaucus Road, Secaucus, NJ  07094
17.      Route 1, Box 1, Kelly Creek Road
         Rabun Gap, GA  30568
18.      Highway 220, Russell Drive, Star, NC  27356
19.      15 Hudson Park Drive, Hudson, NH  03051
20.      Hwy. 176/121, Whitmire, SC  29178
21.      Safehaven Corporate Center
         Grand Cayman, Cayman Islands
         British West Indies

                                  SCHEDULE 4(c)

        MERGERS, CONSOLIDATIONS, CHANGE IN STRUCTURE OR USE OF TRADENAMES



There have been no mergers, consolidations, changes in corporate structure or uses of tradenames in the past four months, other than:

1. On March 4, 1999, Fruit of the Loom, Inc. effected a corporate reorganization pursuant to which Fruit of the Loom, Ltd., a Cayman Islands company, became the parent holding company of Fruit of the Loom, Inc.

                                  SCHEDULE 5(l)

                                    INSURANCE

ALL COVERAGES PROVIDED UNDER:       POLICY #:          RIY600831
                                    CARRIER:           ROYAL & SUNALLIANCE
                                                       (ROYAL INDEMNITY CO.)
                                    TOTAL INSURANCE:   $3,500,000,000
                                    EXPIRATION DATE:   11/01/99

* COVERAGE LIMITS ARE PER OCCURRENCE UNLESS OTHERWISE INDICATED


                           TYPE OF COVERAGE                                                AMOUNT
                           ----------------                                                ------
Accounts Receivable                                                      $                            25,000,000.00
Claims Preparation Expense                                                                               250,000.00
Coinsurance Deficiency                                                                                10,000,000.00
Contingent Time Element (Gross Earnings/Extra Expense)                                                10,000,000.00
(sublimit for Extra Expense coverage)                                                                  3,000,000.00
Damaged Merchandise                                                                                   30,000,000.00
Debris Removal                                                                                           greater of
                                                                              (a) 25% of (amount of direct physical
                                                                            damage + business interruption expense)
                                                                                                                and
                                                                                                 (b) $10,000,000.00
Difference in Conditions/Limits of Other Policies                                                     10,000,000.00
Earthquake (All Locations)                                                                           100,000,000.00
         sublimit for Mexico (> 10 miles from Texas)                                                  20,000,000.00
         sublimit for Mexico (Aquascalientes, Cuautitlan,
               Mexico City and Alta Mira)                                                             10,000,000.00
         sublimit for Honduras                                                                        50,000,000.00
         sublimit for Osceola, AR location                                                            50,000,000.00
         sublimit for Jamaica                                                                         50,000,000.00
         sublimit for Puerto Rico                                                                     50,000,000.00
         * no earthquake coverage in California or Japan
         * earthquake coverages are annual aggregates
Exhibition, Exposition Fair or Trade Show                                                              1,000,000.00
Expediting Expense/Extra Expense                                                                      25,000,000.00
Fine Arts                                                                                              5,000,000.00
Flood (All Locations)                                                                                100,000,000.00
* flood coverage is annual aggregate
Increased Tax Liability                                                                               10,000,000.00
Ingress/Egress                                                                                        25,000,000.00
Leasehold Interest                                                                                    10,000,000.00
Miscellaneous Unnamed Locations                                                                       25,000,000.00
* total coverage
Newly Acquired Property                                                                               20,000,000.00

* coverage is per location
Pollution Cleanup and Removal (land or water)                                                          1,000,000.00
* annual aggregate for all locations
Precious Metals                                                                                        5,000,000.00
Property Sold Under Conditional Sale                                                                   5,000,000.00
Rents                                                                                                 10,000,000.00
Royalties                                                                                             25,000,000.00
Service Interruption -- Combined Property Damage and
         Time Element                                                                                 25,000,000.00
         -- Service Interruption at Miscellaneous Unnamed
               Locations or Newly Acquired Property                                                   10,000,000.00
Temporary Removal From Premises                                                                        1,000,000.00
Tenants' and Neighbors' Liability                                                                     10,000,000.00
Transit                                                                                                5,000,000.00
Valuable Papers and Records + Media/Data Replacement                                                  25,000,000.00
         sublimit for Media/Data Replacement                                                           5,000,000.00


                                SCHEDULE 5(f)(i)

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                   COPYRIGHTS


United States Copyright Office


         Please be advised that pursuant to the Security Agreement dated as of March 10, 1999 (as the same may be amended, modified, extended or restated from time to time, the "Security Agreement") by and among the Obligors party thereto (each an "Obligor" and collectively, the "Obligors") and NationsBank, N.A., as Collateral Agent (the "Collateral Agent") for the Secured Parties referenced therein (the "Secured Parties"), the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the copyrights and copyright applications shown below to the Collateral Agent for the ratable benefit of the Secured Parties:


                                   COPYRIGHTS
                                   ----------

                                                                                 Date of
         Copyright No.                      Description of Copyright            Copyright
         -------------                      ------------------------            ---------




                             Copyright Applications
                             ----------------------

            Copyright                   Description of Copyright            Date of Copyright
         Applications No.                    Applied For                      Applications
         ----------------                -----------------------            -----------------

         The Obligors and the Collateral Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the foregoing copyrights and copyright applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any copyright or copyright application.

                                         Very truly yours,

                                         ---------------------------------------
                                         [Obligor]



                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

Acknowledged and Accepted:

NATIONSBANK, N.A.,
as Collateral Agent

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------

                                SCHEDULE 5(f)(ii)

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                     PATENTS


United States Patent and Trademark Office


         Please be advised that pursuant to the Security Agreement dated as of March 10, 1999 (as the same may be amended, modified, extended or restated from time to time, the "Security Agreement") by and among the Obligors party thereto (each an "Obligor" and collectively, the "Obligors") and NationsBank, N.A., as Collateral Agent (the "Collateral Agent") for the Secured Parties referenced therein (the "Secured Parties"), the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the patents and patent applications shown below to the Collateral Agent for the ratable benefit of the Secured Parties:


                                    PATENTS
                                    -------

                                            Description of Patent                       Date of
         Patent No.                                 Item                                Patent
         ----------                         ---------------------                       -------




                               Patent Applications
                               -------------------

             Patent                                                             Date of Patent
         Applications No.                                                        Applications
         ----------------                                                       --------------

         The Obligors and the Collateral Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the foregoing patents and patent applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any patent or patent application.

                                         Very truly yours,

                                         ---------------------------------------
                                         [Obligor]

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


Acknowledged and Accepted:

NATIONSBANK, N.A.,
as Collateral Agent

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------

                               SCHEDULE 5(f)(iii)

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                   TRADEMARKS


United States Patent and Trademark Office


         Please be advised that pursuant to the Security Agreement dated as of March 10, 1999 (as the same may be amended, modified, extended or restated from time to time, the "Security Agreement") by and among the Obligors party thereto (each an "Obligor" and collectively, the "Obligors") and NationsBank, N.A., as Collateral Agent (the "Collateral Agent") for the Secured Parties referenced therein (the "Secured Parties"), the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the trademarks and trademark applications shown below to the Collateral Agent for the ratable benefit of the Secured Parties:


                                   TRADEMARKS
                                   ----------

                                            Description of Trademark                   Date of
         Trademark Registration No.                  Item                             Trademark
         --------------------------         ------------------------                  ---------





                             Trademark Applications
                             ----------------------

            Trademark                       Description of Trademark            Date of Trademark
         Applications No.                        Applied For                       Applications
         ----------------                   ------------------------            -----------------

         The Obligors and the Collateral Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the foregoing trademarks and trademark applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any trademark or trademark application.

                                         Very truly yours,

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                                         [Obligor]

                                         By:
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                                         Name:
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                                         Title:
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Acknowledged and Accepted:

NATIONSBANK, N.A.,
as Collateral Agent

By:
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Name:
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Title:
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